As filed with the U.S. Securities and Exchange Commission on October 4, 2024

File No. 333-______

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. __ ☐

Post-Effective Amendment No.__ ☐

(Check appropriate box or boxes.)

Destra Investment Trust
(Exact Name of Registrant as Specified in Charter)

443 N. Willson Ave.

Bozeman, MT, 59715

(877) 855-3434

Robert Watson

Destra Capital Management LLC

443 N. Willson Ave.

Bozeman, MT, 59715

(Name and Address of Agent for Service)

Please send copies of all communications to:

Joshua D. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
OF THIS REGISTRATION STATEMENT.

Title of the securities being registered: Class A shares, Class C shares and Class I shares of beneficial interest of each of the Destra AACA Opportunistic Real Estate Fund and Destra Futures Evolution Strategy Fund.

It is proposed that the filing will go effective on November 2, 2024, pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Each a Series of NORTHERN LIGHTS FUND TRUST

1200 Prospect Street, Suite 400

La Jolla, CA 92037

877-772-5838

www.altegris.com

[       ], 2024

Dear Shareholder:

A Special Meeting of Shareholders of the Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund, each a series of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust, has been scheduled for December 10, 2024 (the “Special Meeting”) and will be held at the offices of Altegris Advisors, LLC (“Altegris”) at 1200 Prospect Street, Suite 400, La Jolla, CA 92037 at 12:00 p.m. PST.

The purpose of the Special Meeting has been called to ask shareholders to:

●	Vote on the proposal to reorganize each of Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into a corresponding newly-created series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of Destra Investment Trust (“DIT”), a Massachusetts business trust with its principal offices in Bozeman, Montana (each, a “Reorganization” and together, the “Reorganizations”). The Acquiring Funds have no assets or liabilities and will not commence operations until the consummation of the Reorganizations.

●	The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Reorganizations will not result in any material change to the investment objective, investment strategies or policies of the fund in which you are invested. Additionally, the investment advisory fee rate associated with your investment will not change as a result of the Reorganization affecting your Acquired Fund and the operating expenses associated with your investment may decrease as a result of the corresponding Reorganization due to certain efficiencies of scale available to series of DIT. In addition, Destra has committed to maintain the expense limitation arrangements that are in place for the Acquired Funds for the Acquiring Funds for at least the two-year period immediately following the Reorganizations. After the Reorganizations, Destra Capital Advisors LLC (“Destra”) will serve as the investment adviser to the Acquiring Funds. American Assets Capital Advisers, LLC will continue to serve as an investment sub-adviser to the corresponding Acquiring Fund of the Altegris/AACA Opportunistic Real Estate Fund. The Acquiring Funds’ portfolio management team is expected to be the same as the Acquired Funds’ current portfolio management team. However, the Altegris portfolio managers will now be employed by Destra.

For the reasons discussed below and in the attached Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), and based on the recommendations of Altegris, the Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of each Acquired Fund and its shareholders that such Acquired Fund operate as a series of DIT. As a result, the Board has approved each Reorganization and has recommended each Reorganization to shareholders (the “Proposal”). The Board recommends that shareholders vote “FOR” the Reorganizations.

If each Reorganization is approved by shareholders, each shareholder of an Acquired Fund will receive a number of full and fractional shares of such Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of the corresponding Acquired Fund held at the time of the Reorganization. In other words, your shares of the respective Acquired Fund would in effect be converted into the same class of shares of the corresponding Acquiring Fund. The Acquiring Funds will commence operations upon consummation of the Reorganizations. Each Acquired Fund would then be dissolved. If approved by the shareholders, the Reorganizations are expected to close in the fourth quarter of 2024.

The Reorganizations are not expected to have any federal tax consequences for the respective Acquired Funds or their shareholders. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

If a Reorganization is not approved by its shareholders, or if the other conditions precedent to the Reorganization are not otherwise met or waived, then such Reorganization will not be implemented, and the Board will consider additional actions as it deems to be in the best interests of the Acquired Funds.

The attached Proxy Statement/Prospectus is designed to give you more information about the Proposal.

If you are a shareholder of record of an Acquired Fund as of the close of business on October 25, 2024, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by completing and signing the enclosed Proxy Card.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Please mark, sign and date the enclosed Proxy Card and promptly return it so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the internet at the website address listed on your Proxy Card You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again at the Special Meeting, through the toll-free number or the Internet address listed in the enclosed voting instructions.

If you have any questions about the proposal or how to vote, you may call Okapi Partners, our proxy solicitation firm, toll-free at (888) 785-6617 and a representative will be happy to assist you.

Thank you for taking the time to consider these important Proposal and for your continuing investment in the Acquired Funds.

Sincerely,

Kevin Wolf
President
Northern Lights Fund Trust

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ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Each a Series of NORTHERN LIGHTS FUND TRUST

1200 Prospect Street, Suite 400

La Jolla, CA 92037

877-772-5838

www.altegris.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON December 11, 2024

Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Trust, on December 11, 2024, at the offices of Altegris Advisors, LLC (“Altegris”) at 1200 Prospect Street, Suite 400, La Jolla, CA 92037 and at 12:00 p.m. PST.

At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the following proposal as shown below:

Proposal 1: To Approve the Agreement and Plan of Reorganization (the “Proposal”)

●	To approve an Agreement and Plan of Reorganization by and among the Trust, on behalf each Acquired Fund, Destra Investment Trust (“DIT”), on behalf of its newly formed series set forth in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Altegris, pursuant to which each Acquired Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Acquired Fund’s shareholders of the corresponding class in complete liquidation of the Acquired Fund. The consummation of one proposed reorganization is not contingent upon the consummation of any other proposed reorganization. However, an Acquired Fund shall not be obligated to consummate its proposed reorganization if another Acquired Fund has not obtained the requisite shareholder approval with respect to that Acquired Fund.

Acquired Fund	Acquiring Fund
Altegris/AACA Opportunistic Real Estate Fund	Destra AACA Opportunistic Real Estate Fund
Altegris Futures Evolution Strategy Fund	Destra Futures Evolution Strategy Fund

Proposal 2:

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 25, 2024, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof. The Notice of Special Meeting of Shareholders, Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and Proxy Card are being mailed on or about [       ], 2024 to such shareholders of record.

Based on recommendations of Altegris, the investment adviser for the Acquired Funds, the Board of Trustees of the Trust recommends that you vote in favor of the proposed reorganizations.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your vote, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

By Order of the Board of Trustees of Northern Lights Fund Trust

Kevin Wolf
President
Northern Lights Fund Trust

[       ], 2024

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YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY
TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE
WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

We urge you to submit your proxy as soon as possible. To vote, you may use any of the following methods:

●	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

●	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.

●	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

●	At the Meeting. Shareholders of record as of the close of business on October 25, 2024, will be able to attend and participate in the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting.

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ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Each a Series of NORTHERN LIGHTS FUND TRUST

1200 Prospect Street, Suite 400

La Jolla, CA 92037

877-772-5838

www.altegris.com

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Dated: [       ], 2024

Question: What is this document and why did you send it to me?

Answer: At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”) held on March 27, 2024, the Board approved, upon the recommendation of Altegris Advisors, LLC (“Altegris”), a plan to reorganize the Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Trust, into corresponding newly-created series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of Destra Investment Trust (“DIT”) that will be managed by Destra Capital Advisors LLC (“Destra”). American Assets Capital Advisers, LLC will continue to serve as an investment sub-adviser to the corresponding Acquiring Fund of the Altegris/AACA Opportunistic Real Estate Fund. Each Acquiring Fund will not commence operations until consummation of its respective reorganization (each, a “Reorganization” and together, the “Reorganizations”).

Acquired Fund (each a series of the Trust)	Acquiring Fund (each a series of DIT)
Altegris/AACA Opportunistic Real Estate Fund Class A Shares Class C Shares Class I Shares	Destra AACA Opportunistic Real Estate Fund Class A Shares Class C Shares Class I Shares
Altegris Futures Evolution Strategy Fund Class A Shares Class C Shares Class I Shares	Destra Futures Evolution Strategy Fund Class A Shares Class C Shares Class I Shares

In approving the Reorganizations, the Board determined that participation in each Reorganization is in the best interests of each Acquired Fund and its respective shareholders, and that the interests of existing shareholders in the Acquired Funds will not be diluted as a result of the transactions contemplated by the Reorganization. For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganization” in this Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”).

Shareholder approval is needed to proceed with the Reorganizations and a special shareholder meeting will be held on December 11, 2024 (the “Special Meeting”) to consider the proposal.

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We are sending this document to you for your use in deciding whether to approve the Reorganization for your Acquired Fund at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a Proxy Card.

Question: What is the purpose of the Reorganization for my Acquired Fund?

Answer: The purpose of each Reorganization is to move the respective Acquired Fund from the Trust into DIT. Altegris believes that each Reorganization will provide benefits to the existing shareholders of the Acquired Funds in the form of potential lower operating expenses and increased Fund assets. Following the Reorganizations, the overall fees charged by service providers to the Acquiring Funds are expected to be lower than the fees currently charged by service providers to the Acquired Funds. In addition, each Acquiring Fund will pay the same annual advisory fee rate currently paid by its respective Acquired Fund. Destra has also contractually agreed to maintain the expense limitation arrangements that are in place for each Acquired Fund for its respective Acquiring Fund for at least the two-year period immediately following the Reorganization. As a result, Altegris expects that the Acquiring Funds may have lower annual operating expenses than the Acquired Funds.

Altegris believes that the Reorganizations and the expected potential lower expenses of the Acquiring Funds could make the Acquiring Funds more attractive to prospective investors, which could potentially add size and scale to each Acquiring Fund, therefore resulting in further decreased operating expenses over the long term. Accordingly, Altegris has recommended, and the Board has approved, that each Acquired Fund be reconstituted as a series of DIT.

Question: Are there any significant differences between the investment objectives and policies of the Acquired Funds and Acquiring Funds?

Answer: No. There is no material difference between the investment objectives, investment strategies and policies of each individual Acquired Fund and its corresponding Acquiring Fund.

Question: How will the proposed Reorganizations affect the fees and expenses I pay as a shareholder of an Acquiring Fund?

Answer: Your fees will not increase. Following the Reorganizations, the total annual fund operating fees and expenses of the Acquiring Funds are expected to be the same or lower than those of the Acquired Funds due to the differences in certain operating expenses, including accounting, administration, transfer agency, custody, legal and auditing fees. Each Acquiring Fund will pay the same annual advisory fee rate currently paid by its respective Acquired Fund. In addition, Destra has contractually agreed to maintain the expense limitation arrangements that are in place for each Acquired Fund for its respective Acquiring Fund for at least the two-year period immediately following the Reorganization. If at any time any Acquiring Fund’s total annual fund operating expenses (not including front-end or contingent deferred loads, brokerage fees and commissions, taxes, borrowing costs, interest, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) are less than the current expense cap, Destra may recoup any waived or reimbursed amounts from the Acquiring Fund within three years from the date on which such waiver or reimbursement was made by Destra, provided such reimbursement does not cause the Acquiring Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. If Destra does not renew the expense limitation arrangement following the expiration of the initial two-year period, it is possible that a Fund’s total annual fund operating fees and expenses may be greater than the current fees and expenses.

Question: Will there be changes in the management and operation of the Acquired Funds?

Answer: After the Reorganizations, Destra will serve as the investment adviser to the Acquiring Funds and the sub-advisers to the applicable Acquired Funds will continue to serve as the investment sub-adviser to the applicable Acquiring Funds. The Acquiring Funds’ portfolio management team is expected to be the same as the Acquired Funds’ current portfolio management team. The Altegris portfolio managers will now be employed by Destra. Thus, there will be no change in the day-to-day management of the Acquired Funds’ investment portfolios.

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As a series of the Trust, each Acquired Fund uses a number of service providers that deliver an array of services to the Trust. These services include administration, fund accounting, transfer agency, custody, distribution, compliance and auditing services (“Third Party Service Arrangements”). Certain of the Third-Party Service Arrangements provided to the Trust will change if the Reorganizations are approved. For example, the Trust and DIT have retained different service providers for distribution, custody, independent registered public accounting firm, and compliance services. Third Party Service Arrangements will be provided to the Acquiring Fund by Ultimus Fund Solutions, LLC, UMB Bank N.A., Destra Capital Investments LLC, PINE Advisor Solutions, and Cohen & Company, Ltd.

In addition, the Board of Trustees of DIT is different from the Board of Trustees of the Trust, and the officers of the Acquiring Fund and Acquired Fund will differ.

Question: How will the Reorganization work?

Answer: Pursuant to an Agreement and Plan of Reorganization (the “Plan”) (the form of which is attached as Appendix A), each Acquired Fund will transfer all of its assets and liabilities to its corresponding Acquiring Fund in return for corresponding shares of the Acquiring Fund. Each Acquired Fund will then distribute pro rata the shares it receives from the corresponding Acquiring Fund to its shareholders, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and each shareholder will hold shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund that he or she held prior to the Reorganization. If the Plan is carried out as proposed, it is not expected that the transaction will have any federal tax consequences to the Acquired Funds or their shareholders. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Proposal.

Question: How will this affect my investment?

Answer: The Reorganizations will not affect the value of your investment at the time of the respective Reorganization and your interest in an Acquired Fund will not be diluted. Following the Reorganization of your Acquired Fund, you will be a shareholder of the corresponding Acquiring Fund, which has a substantially similar investment objective and investment strategies as the Acquired Fund. Destra will manage the Acquiring Funds in the same way as the Acquired Fund. The primary differences will be that (i) Altegris will no longer serve as the investment adviser for the Acquiring Funds, (ii) certain service providers that provide Third Party Service Arrangements to the Acquired Funds will change, (iii) the Acquiring Funds will be part of DIT instead of the Trust, and (iv) the Acquiring Funds will have a Board of Trustees comprised of different individuals than the individuals that comprise the Board of Trustees of the Trust.

Question: How do the Acquired Funds and Acquiring Funds charter documents compare?

Answer: The Trust, of which the Acquired Funds are a series, is organized as a Delaware statutory trust, while DIT, of which the Acquiring Funds are a series, is organized as a Massachusetts business trust. Both the Trust and DIT are governed by their respective Declaration of Trust and By-Laws, Board of Trustees, state law, and U.S. federal law. Each Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act.

Under their respective Declarations of Trust, voting by shareholders is generally limited to the election and removal of Trustees, and matters on which a shareholder vote is required under the 1940 and other applicable laws, such as the approval of certain reorganizations. Also, many issues that may arise in the course of an Acquired Fund’s and Acquiring Fund’s operations are addressed under federal, rather than state law.

Under Delaware law, shareholders are generally shielded from personal liability for an entity’s debts or obligations. Massachusetts law governing business trusts has no similar provisions, however, and therefore shareholders could, under certain circumstances, be held personally liable for the obligations of DIT. However, DIT’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of DIT and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by DIT or the trustees.

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Copies of each Fund’s Declaration of Trust and By-laws are available to shareholders without charge upon written request to the applicable Fund. Further information about each Fund’s governance structure is contained in the Fund’s SAI and its governing documents, which are on file with the SEC.

Question: What will happen if a Reorganization is not approved?

Answer: If shareholders of an Acquired Fund do not approve its respective Reorganization, then the Board will consider other alternatives for that Acquired Fund, which may include continuing to operate the Acquired Fund in its current structure, merging the Acquired Fund with another fund, or liquidating the Acquired Fund. The consummation of one Reorganization is not contingent upon the consummation of any other Reorganization. However, an Acquired Fund shall not be obligated to consummate its Reorganization if another Acquired Fund has not obtained the requisite shareholder approval with respect to that Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the Proposal can be acted upon. Your immediate response, even if you are a small investor, on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question: How does the Board of Trustees suggest that I vote on the Proposal?

Answer: After careful consideration and upon recommendation of Altegris, the Board recommends that you vote “FOR” each Reorganization.

Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: The expenses of the Reorganization shall be borne by Altegris and Destra. None of the Acquired Funds and their shareholders and their shareholders will pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the proposed Reorganizations. None of the Acquiring Funds and their shareholders will pay any expenses in connection with the Reorganizations. The estimated cost for the solicitation of proxies in connection with the Reorganizations is $100,000.

Question: How do I cast my vote?

Answer: You may vote on the internet at the website provided on your Proxy Card or you may vote by telephone using the toll-free number found on your Proxy Card. You may also use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to use these methods of voting. You also may vote in person at the Special Meeting.

Question: Whom do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call our proxy solicitation firm, Okapi Partners LLC, toll-free at (888) 785-6617. Representatives are available to answer any questions Monday through Friday 9:00AM to 7:00 PM Eastern Standard Time.

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The information contained in this Combined Proxy Statement and Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Proxy Statement and Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

DATED OCTOBER 4, 2024

COMBINED PROXY STATEMENT AND PROSPECTUS

[       ], 2024

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Each a Series of NORTHERN LIGHTS FUND TRUST

1200 Prospect Street, Suite 400

La Jolla, CA 92037

877-772-5838

www.altegris.com

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Northern Lights Fund Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund, each a series of the Trust (each, an “Acquired Fund” or collectively, the “Acquired Funds”), to be held on December 11, 2024, at the offices of Altegris Advisors, LLC (“Altegris”) at 1200 Prospect Street, Suite 400, La Jolla, CA 92037 at 12:00 p.m. PST. At the Special Meeting, you and the other shareholders of an Acquired Fund will be asked to consider and vote upon the following Proposal:

Proposal 1: To Approve the Agreement and Plan of Reorganization

To approve an Agreement and Plan of Reorganization by and among the Trust, on behalf each Acquired Fund, Destra Investment Trust (“DIT”), on behalf of its newly formed series set forth in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Destra Capital Advisors LLC, pursuant to which each Acquired Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Acquired Fund’s shareholders of the corresponding class in complete liquidation of the Acquired Fund (each, a “Reorganization”, and together, the “Reorganizations”).

Acquired Fund and Share Classes	Acquiring Fund and Share Classes
Altegris/AACA Opportunistic Real Estate Fund Class A Shares Class C Shares Class I Shares	Destra AACA Opportunistic Real Estate Fund Class A Shares Class C Shares Class I Shares
Altegris Futures Evolution Strategy Fund Class A Shares Class C Shares Class I Shares	Destra Futures Evolution Strategy Fund Class A Shares Class C Shares Class I Shares

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Proposal 2:

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 25, 2024 (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof. The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are being mailed on or about [       ], 2024 to such shareholders of record.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, or by voting the proxy again through the toll-free number or through the internet address listed in the enclosed voting instructions.

Each Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. Each Acquiring Fund is a series of DIT, an open-end management investment company registered with the SEC and organized as a Massachusetts business trust. The Acquiring Funds currently have no assets or liabilities and will not commence operations until the consummation of the proposed Reorganizations. Because of this, the Acquiring Funds will not have any annual or semiannual reports to date.

Information relating to the Altegris/AACA Opportunistic Real Estate Fund is contained in the Prospectus and the Statement of Additional Information dated April 29, 2024, as supplemented and is incorporated by reference. Information relating to the Altegris Futures Evolution Strategy Fund is contained in the Prospectus and the Statement of Additional Information dated October 30, 2023, as supplemented and is incorporated by reference. Which means that they are considered legally to be part of this Proxy Statement/Prospectus. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 877-772-5838 or by visiting the Acquired Funds’ website at www.altegrismutualfunds.com.

The following documents relating to the Acquiring Funds have been filed with the SEC:

●	Preliminary Prospectus for the Acquiring Funds filed April 26, 2024; and

●	Preliminary Statement of Additional Information for the Acquiring Funds filed April 26, 2024.

Accompanying this Proxy Statement/Prospectus at Appendix A is a copy of the form of Agreement and Plan of Reorganization pertaining to the Reorganizations.

The Acquired Funds expect that this Proxy Statement/Prospectus will be mailed to shareholders on or about [       ], 2024.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the Proposal and investing in an Acquiring Fund. You should read it and keep it for future reference. A Statement of Additional Information dated [       ], 2024, relating to this Proxy Statement/Prospectus, contains more information about the Reorganizations and the Acquiring Funds. The Statement of Additional Information has been filed with the SEC and is available upon request without charge by calling toll free 877-772-5838 or by visiting the Acquired Funds’ website at https://funds.altegris.com.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in an Acquiring Fund involves investment risk, including the possible loss of principal.

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OVERVIEW

This overview is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Acquired Funds with those of the Acquiring Funds (each a “Fund” and collectively, the “Funds”). This overview is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The overview is qualified in its entirety by reference to the Prospectus for the Acquired Funds. For more complete information, please read the Prospectus for the Acquired Funds.

The Reorganizations

Pursuant to the Agreement and Plan of Reorganization (the “Plan”), each Acquired Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange solely for shares of that Acquiring Fund. Each Acquired Fund will then distribute the corresponding Acquiring Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganizations is that shareholders of the Acquired Funds will become shareholders of the corresponding Acquiring Funds. No front-end sales charges, contingent deferred sales charges or redemption fees will be imposed in connection with the Reorganizations. If shareholders of an Acquired Fund do not vote to approve its Reorganization, then the Board of Trustees of the Trust will consider other possible courses of action in the best interests of shareholders, which may include continuing to operate such Acquired Fund in its current structure, merging the Acquired Fund with another fund or liquidating the Acquired Fund. The consummation of one proposed reorganization is not contingent upon the consummation of any other proposed reorganization. However, an Acquired Fund shall not be obligated to consummate its proposed reorganization if another Acquired Fund has not obtained the requisite shareholder approval with respect to that Acquired Fund.

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has concluded that each Reorganization would be in the best interests of each Acquired Fund and its shareholders and that the interests of existing shareholders in each Acquired Fund will not be diluted as a result of the transactions contemplated by the Reorganizations. The Board of Trustees of the Trust recommends that you vote FOR approval of the Reorganizations.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganizations so qualify, shareholders of the Acquired Funds will not recognize a gain or loss in the transactions. Nevertheless, the sale of securities by an Acquired Fund prior to a Reorganization, whether in the ordinary course of business or in anticipation of a Reorganization, could result in a taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of a Reorganization to them, including foreign, state and local tax consequences.

The Funds

DIT is an open-end management investment company organized as a Massachusetts business trust on May 25, 2010 that offers two series of shares of beneficial interest and separate classes of such series. The Acquiring Funds are newly-created series of DIT.

The Trust is an open-end management investment company organized as a Delaware statutory trust on January 19, 2005 that offers separate series of shares of beneficial interest and separate classes of such series.

The Altegris/AACA Opportunistic Real Estate Fund (“Real Estate Fund”) offers three classes of shares (Class A, Class C, and Class I). The Altegris Futures Evolution Strategy Fund (“Evolution Strategy Fund”) offers three classes of shares (Class A, Class C, and Class I).

The respective Acquiring Fund may also offer the same classes of shares as its respective Acquired Fund. If a Reorganization is approved, shareholders of the corresponding Acquired Fund will receive shares of the corresponding class of the Acquiring Fund.

1

Comparison of Fees and Expenses

The following table compares the current fees and expenses of each Acquired Fund with those of its Acquiring Fund. Because the Acquiring Funds were not operational as of the date of this Proxy Statement/Prospectus, the expenses shown for each Acquiring Fund are based, in part, on estimates. The table is intended to help you understand the various costs and expenses you will pay as a shareholder in the Acquired Funds and the Acquiring Funds. The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown below.

The table below compares the estimated fees and expenses of each class of shares of each Acquired Fund for the for the applicable periods noted below, with the current estimated fees and expenses for each class of shares of the Acquiring Fund on a pro forma basis assuming the Reorganization had occurred on December 31, 2023 for the Real Estate Fund, and on June 30, 2024 for the Evolution Strategy Fund.

Real Estate Fund

Comparison of Shareholder Fees

	Current Shares (Acquired Fund)	Pro Forma Shares (Acquiring Fund)
SHAREHOLDER FEES (fees paid directly from your investment)
Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	4.50%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None
Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None

2

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fees	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	1.50%	1.50%[2]
Interest and Dividends on Securities Sold Short	1.16%	1.16%
Remaining Other Expense	0.34%	0.34%
Total Annual Fund Operating Expenses	3.05%	3.05%
Fee Waiver and Reimbursements	(0.09)%[1]	(0.09)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.96%	2.96%
Class C
Management Fees	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%
Other Expenses	1.33%	1.33%[2]
Interest and Dividends on Securities Sold Short	0.99%	0.99%
Remaining Other Expense	0.34%	0.34%
Total Annual Fund Operating Expenses	3.63%	3.63%
Fee Waiver and Reimbursements	(0.09)%[1]	(0.09)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	3.54%	3.54%
Class I
Management Fees	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	1.31%	1.31%[2]
Interest and Dividends on Securities Sold Short	0.97%	0.97%
Remaining Other Expense	0.34%	0.34%
Total Annual Fund Operating Expenses	2.61%	2.61%
Fee Waiver and Reimbursements	(0.09)%[1]	(0.09)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.52%	2.52%

(1)	Altegris has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2025, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement, (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of fund officers and Trustees of the Trust and contractual indemnification of the Real Estate Fund service providers (other than the adviser))) will not exceed 1.80%, 2.55%, and 1.55% of average daily net assets attributable to Class A, Class C, and Class I shares respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Real Estate Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Real Estate Fund’s Board of Trustees on 60 days’ written notice to the adviser.
(2)	“Other Expenses” have been restated to reflect estimated expenses for the current fiscal year.
(3)	DIT has contractually agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), do not exceed 1.80%, 2.55% and 1.55% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. The arrangement will continue in effect until two years from the date of the reorganization, may be terminated or modified prior to that date only with the approval of the Board and will automatically continue in effect for successive twelve-month periods thereafter. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date of the waiver or reimbursement, provided that the Fund is able to make the repayment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the repayment, and the repayment is approved by the Board.

3

Evolution Strategy Fund

Comparison of Shareholder Fees

	Current Shares (Acquired Fund)	Pro Forma Shares (Acquiring Fund)
SHAREHOLDER FEES (fees paid directly from your investment)
Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	4.50%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None
Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fees	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Acquired Fund Fees and Expenses	0.32%[1]	0.32%
Other Expenses	0.70%[2]	0.70%[4]
Total Annual Fund Operating Expenses	2.42%	2.42%
Fee Waiver	(0.51)%[3]	(0.51)%[5]
Total Annual Fund Operating Expenses After Fee Waiver	1.91%	1.91%
Class C
Management Fees	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%
Acquired Fund Fees and Expenses	0.32%[1]	0.32%
Other Expenses	0.70%[2]	0.70%[4]
Total Annual Fund Operating Expenses	3.17%	3.17%[5]
Fee Waiver	(0.51)%[3]	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver	2.66%	2.66%
Class I
Management Fees	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	None	None
Acquired Fund Fees and Expenses	0.32%[1]	0.32%
Other Expenses	0.70%[2]	0.70%[4]
Total Annual Fund Operating Expenses	2.17%	2.17%
Fee Waiver	(0.51)%[3]	(0.51)%[5]
Total Annual Fund Operating Expenses After Fee Waiver	1.66%	1.66%

4

(1)	Based on estimated annual amounts. “Acquired Fund Fees and Expenses” include the estimated management fees and other expenses attributable to the Fund’s investments in other investment companies.
(2)	“Other Expenses” do not include the fees paid by the Fund to the counterparty(ies) of one or more fund-linked Call Options purchased by the Evolution Strategy Fund directly (collectively, the “Option”). The Option’s returns will be reduced and its losses increased by the operating expenses, management fees and incentive fees of the Underlying Pools (as described under “Principal Investment Strategies”) associated with the Option, which are the fees and expenses deducted by the counterparty in the calculation of the returns of the Option. These fees, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Option and represent an indirect cost of investing in the Evolution Strategy Fund. Such fees are accrued daily within the Option and deducted from the Option’s value daily. During the fiscal year ended June 30, 2024, the aggregate weighted average management fees and weighed average incentive/performance fees of the Underlying Pools associated with the Option were approximately 0.90% of Underlying Pool notional exposure and 14.7% of Underlying Pool trading profits, respectively. Incentive/performance fees cannot be meaningfully estimated but generally range from 0% to 20% of the trading profits of an Underlying Pool.
(3)	Altegris has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2024 to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of fund officers and Trustees of the Trust and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.59%, 2.34% and 1.34% of average daily net assets attributable to Class A, Class C, and Class I shares respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Evolution Strategy Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Evolution Strategy Fund’s Board of Trustees, on 60 days written notice to the adviser. An “Advisory Fee Breakpoint” table can be found in the “Management” section of the Evolution Strategy Prospectus.
(4)	“Other Expenses” have been restated to reflect estimated expenses for the current fiscal year.
(5)

DIT has contractually agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), do not exceed 1.59%, 2.34% and 1.34% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. The arrangement will continue in effect until two years from the date of the reorganization, may be terminated or modified prior to that date only with the approval of the Board and will automatically continue in effect for successive twelve-month periods thereafter. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date of the waiver or reimbursement, provided that the Fund is able to make the repayment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the repayment, and the repayment is approved by the Board.

5

Example

This Example is intended to help you compare the cost of investing in the Acquiring Fund with the cost of investing in each of the Acquired Funds and other mutual funds, assuming the Reorganizations have been completed. The Examples assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. These Examples include any contractual fee waiver/expense reimbursement arrangements only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you hold or redeem all of your shares at the end of the time periods indicated:

Real Estate Fund

	1 Year	3 Years	5 Years	10 Years
Current Class A Shares (Acquired Fund)	$857	$1,455	$2,077	$3,740
Pro Forma Class A Shares (Acquiring Fund)	736	1,342	1,972	3,657

	1 Year	3 Years	5 Years	10 Years
Current Class C Shares (Acquired Fund)	$457	$1,103	$1,871	$3,883
Pro Forma Class C Shares (Acquiring Fund)	$457	$1,103	$1,871	$3,883

	1 Year	3 Years	5 Years	10 Years
Current Class I Shares (Acquired Fund)	$255	$803	$1,377	$2,937
Pro Forma Class I Shares (Acquiring Fund)	$255	$803	$1,377	$2,937

You would pay the following expenses if you did not redeem your Class C Shares:

	1 Year	3 Years	5 Years	10 Years
Current Class C Shares (Acquired Fund)	$357	$1,103	$1,871	$3,883
Pro Forma Class C Shares (Acquiring Fund)	$357	$1,103	$1,871	$3,883

Evolution Strategy Fund

	1 Year	3 Years	5 Years	10 Years
Current Class A Shares (Acquired Fund)	$758	$1,240	$1,748	$3,136
Pro Forma Class A Shares (Acquiring Fund)	$635	$1,124	$1,639	$3,045

6

	1 Year	3 Years	5 Years	10 Years
Current Class C Shares (Acquired Fund)	$269	$930	$1,615	$3,441
Pro Forma Class C Shares (Acquiring Fund)	$269	$930	$1,615	$3,441

	1 Year	3 Years	5 Years	10 Years
Current Class I Shares (Acquired Fund)	$169	$630	$1,118	$2,463
Pro Forma Class I Shares (Acquiring Fund)	$169	$630	$1,118	$2,463

You would pay the following expenses if you did not redeem your Class C Shares:

	1 Year	3 Years	5 Years	10 Years
Current Class C Shares (Acquired Fund)	$369	$930	$1,615	$3,441
Pro Forma Class C Shares (Acquiring Fund)	$369	$930	$1,615	$3,441

For purchases of $1,000,000 or more of Class A shares, you would pay the following expenses if you did not redeem your Class A Share:

	1 Year	3 Years	5 Years	10 Years
Current Class A Shares (Acquired Fund)	$294	$706	$1,245	$2,718
Pro Forma Class A Shares (Acquiring Fund)	n/a	n/a	n/a	n/a

7

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Fund Performance

The following information shows the past performance of the Acquired Funds. No performance information is presented for the Acquiring Funds because they have not yet commenced operations. If the Reorganizations are approved, the Acquiring Funds will assume the performance history of its corresponding Acquired Fund.

Bar Chart and Performance Table

Real Estate Fund

The bar charts and performance tables that follow provide some indication of the risks and variability of investing in the Acquired Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception in 2011, which includes performance of the Predecessor Fund (as defined below) for periods prior to January 9, 2014. Returns for Class A which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Fund’s Class I and Class A shares over time to the performance of a broad-based securities market index and a supplemental index. Class C Shares of the Fund commenced operations on December 1, 2020. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegris.com or by calling 1-877-772-5838.

The prior performance shown below includes performance of the Fund’s predecessor limited partnership, American Assets Real Estate Securities Fund, L.P. (“Predecessor Fund”) which was managed by American Assets Investment Management, LLC, (“AAIM”) an affiliate and predecessor firm of the Fund’s sub-adviser. Effective September 2, 2014, as a result of an internal corporate restructuring of AAIM, AAIM’s real estate related advisory accounts were transferred to AACA, an entity registered with the SEC, of which AAIM is a 50% owner. The Predecessor Fund was not registered under the Investment Company Act of 1940 Act (“1940 Act”), and was reorganized as a series of the Trust effective January 9, 2014. The Predecessor Fund, since its inception on February 1, 2011, was managed by AAIM in the same style, and pursuant to substantially identical real estate long-short strategies, investment goals and guidelines, as are presently pursued on behalf of the Fund by AACA as its sub-adviser, as further described herein. The prior annual returns and performance track record that follows includes performance of the Predecessor Fund since its inception (while it was a limited partnership), and is net of applicable management fees (1.50% annually), performance fees and other actual expenses of the Predecessor Fund. The method used to calculate the Predecessor Fund’s performance differs from the SEC’s standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. From its inception on February 1, 2011 through January 9, 2014, the inception date of the Fund, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the 1940 Act and of the Internal Revenue Code (“Code”), which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads which are applicable to certain classes of Fund shares, and which also would have adversely affected performance.

The performance of the Fund reflects the performance of the Predecessor Fund and Predecessor LP, which had substantially similar strategies. The bar chart shows performance of the Fund’s Class I shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown.

8

Real Estate Fund – Class I Shares

Annual Total Returns (Years Ended December 31):

The year-to-date return as of the most recent calendar quarter, which ended December 31, 2023 was 11.46%.

During the periods shown in the bar chart, the highest return for a quarter was 22.57% during the first quarter 2019 and the lowest return for a quarter was -19.01% during the second quarter 2022.

Performance Bar Chart For Class I Shares

Calendar Years Ended December 31

Average Annual Total Returns

		Average Annual Total Returns for the Periods Ended December 31, 2023*
	1 Year	5 Years	10 Years	Since Inception (12/1/2020)
Class I (return before taxes)	11.46%	6.47%	7.16%	N/A
Class I (return after taxes on distributions)	11.46%	4.94%	5.87%	N/A
Class I (return after taxes on distributions and sale of Fund shares)	6.78%	5.26%	5.64%	N/A
Class A (return before taxes)	4.81%	4.96%	6.27%	N/A
Class C (return before taxes)	10.37%	N/A	N/A	(8.80)%
Dow Jones U.S. Real Estate Total Return Index**	12.25%	7.35%	7.70%	5.62%
Standard & Poor’s 500 Total Return Index***	26.29%	15.69%	12.03%	12.72%

9

*	The performance shown above reflects performance which includes performance of the Predecessor Fund, since inception on January 9, 2014 and the Predecessor LP (Class I Shares only) from February 11, 2011 through January 9, 2014 as described above, and presented on an annualized basis.
**	The Dow Jones U.S. Real Estate Total Return Index (“DJUSRET”) is an unmanaged index considered to be representative of REITs and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes.
***	The Standard & Poor’s 500 Total Return Index (“S&P 500 TR”) Index is an unmanaged index consisting of 500 stocks chosen for their market size, liquidity and industry representation, and is considered to be representative of the U.S. equity market, and reflects no deductions for fees, expenses or taxes

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns for Class A shares will vary from Class I shares.

Evolution Strategy Fund

The bar charts and performance tables that follow provide some indication of the risks and variability of investing in the Acquired Fund. The bar chart shows performance of the Fund’s Class I shares for the full calendar years since the Fund’s inception. Returns for the Class A and Class C shares, which are not presented, will vary from the returns of the Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s net asset value per share for each share class is available at no cost by visiting www.altegris.com or by calling 1-877-772-5838.

Evolution Strategy Fund – Class I Shares

Annual Total Returns (Years Ended December 31):

30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
26.30%
3.29%
-1.18%
8.99%
-7.48%
4.22%
-12.95%
12.19%
12.84%
5.27%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The year-to-date return as of the most recent calendar quarter, which ended December 31, 2023 was 5.27%.

10

During the periods shown in the bar chart, the highest return for a quarter was 15.24% during the quarter ended March 31, 2022 and the lowest return for a quarter was -11.64% during the quarter ended March 31, 2020.

Average Annual Total Returns

	Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Class I (return before taxes)	5.27%	3.87%	4.63%
Class I (return after taxes on distributions)	4.44%	.25%	1.34%
Class I (return after taxes on distributions and sale of Fund shares)	3.11%	1.41%	2.11%
Class A (return before taxes)	-1.09%	2.41%	3.75%
Class C (return before taxes)	4.23%	2.86%	3.59%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)**	5.04%	1.89%	1.26%

**	BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three month Treasury Bills. Investors cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

11

Portfolio Turnover

Each Fund pays transaction costs, such as commissions and other market-related fees, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. The Acquiring Funds do not have a portfolio turnover rate to report because they have not yet commenced operations. For the six-months ended December 31, 2023 for the Evolution Strategy Fund, and for the fiscal year ended December 31, 2023 for the Real Estate Fund, each Acquired Fund’s portfolio turnover rate was the following percentage of the average value of such Fund’s portfolio.

Acquired Fund	Portfolio Turnover
Real Estate Fund	54%
Evolution Strategy Fund	29%

Comparison of Investment Objectives and Strategies

Altegris, the current investment adviser to the Acquired Funds, will not serve as the investment adviser to the Acquiring Funds. However, the sub-adviser for the Real Estate Fund will continue to serve as the sub-adviser for the corresponding Acquiring Fund. Also, the same portfolio managers currently managing each Acquired Fund are expected to continue to manage the corresponding Acquiring Fund utilizing substantially similar investment strategies and process as was used with the Acquired Fund. Consequently, each Acquiring Fund will be managed in a substantially similar manner as its corresponding Acquired Fund.

Acquired Fund and Sub-Adviser	Acquiring Fund and Sub-Adviser
Altegris/AACA Opportunistic Real Estate Fund American Assets Capital Advisers, LLC	Destra AACA Opportunistic Real Estate Fund American Assets Capital Advisers, LLC
Altegris Futures Evolution Strategy Fund N/A	Destra Futures Evolution Strategy Fund N/A

This section compares the investment objective, principal investment strategies and non-fundamental investment policies of each Acquired Fund and each corresponding Acquiring Fund. Each Acquiring Fund’s investment objective and principal investment strategies are substantially similar to those of its corresponding Acquired Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Acquired Funds’ prospectus.

12

	REAL ESTATE FUND (Acquired Fund)	DESTRA AACA OPPORTUNISTIC REAL ESTATE FUND (Acquiring Fund)
Investment Objective	The investment objective of the Fund is to provide total return through long term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate related companies.	The investment objective of the Fund is to provide total return through long term capital appreciation and current income.
Principal Investment Strategies

Under normal circumstances, the Real Estate Fund invests at least 80% of its net assets (defined as net assets plus the amount of any borrowing for investment purposes) in both long and short positions in equity securities of “real estate” companies and “real estate related” companies (collectively “real estate companies”) (“80% investment policy”). For purposes of the 80% investment policy, the Fund defines real estate companies as those that derive a significant portion of their revenues from the ownership, construction, development, financing, leasing, management and/or sale of commercial, industrial or residential real estate, companies that have a significant portion of their assets invested these types of real estate related companies, including, for example, real estate investment trusts (“REITs”), or companies that may not participate directly in real estate, but which may present an attractive investment opportunity based on the inherent value of their real estate holdings or exposure, or provide sales, leasing or other strategic services to real estate companies. Equity securities of real estate companies will include (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights and (5) debt securities that are convertible into stock.

The Fund may invest in equity and equity derivative securities of both U.S. and non-U.S. real estate companies, as well as companies located in emerging markets and issuers of any capitalization and in any style (from growth to value). The Fund considers emerging market issuers to be those located in the countries that are represented in the MSCI Emerging Markets Index. The Fund may invest in convertible debt securities of any maturity or credit quality, including those rated below investment grade (“high yield securities” or “junk bonds”). Below investment grade debt securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization (“NRSRO”). The Fund may invest a portion of its assets in private placement offerings of real estate companies which may be illiquid. The Fund may also invest in preferred stock, options

Under normal circumstances, the Destra AACA Opportunistic Real Estate Fund invests at least 80% of its net assets (defined as net assets plus the amount of any borrowings for investment purposes) in both long and short positions in equity securities of “real estate” companies and “real estate related” companies (collectively “real estate companies”) (“80% investment policy”). For purposes of the 80% investment policy, the Fund defines “real estate companies” as (i) any publicly traded real estate investment trust (“REIT”), including equity REITs, mortgage and REITs hybrid REITs and (ii) any company included in the Dow Jones US Real Estate Index. Hybrid REITs invest both in real property and in mortgages. The Fund also defines “real estate related companies” to include building material companies, retailers of building material, furnishing companies, real estate asset managers, water infrastructure companies, energy infrastructure companies and transportation infrastructure companies, that are real estate related because of the inherent value of their real estate holdings or exposure or because they provide sales, leasing, consulting or other services or products to real estate companies.

For purposes of the 80% investment policy, the Fund may invest in equity securities of both U.S. and non-U.S. real estate companies, as well as real estate companies located in emerging markets and issuers of any capitalization and in any style (from growth to value). Equity securities of real estate companies include (1) common stocks, (2) preferred stocks, (3) stock warrants and (4) stock rights. The Fund considers non-U.S. issuers as those that are domiciled, or whose principal trading markets are, outside of the United States. The Fund considers emerging market issuers to be those located in the countries that are represented in the MSCI Emerging Markets Index. The Fund may invest a portion of its assets in privately offered real estate companies and restricted securities, each of which may be illiquid. The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate industry securities. The Fund may also invest in swaps to enhance returns or hedge against market declines, including equity swaps and total return swaps.

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(both covered and uncovered or “naked”), convertible securities, or rights or warrants to buy stocks, and may create long or short positions in exchange traded funds (“ETFs”), other investment companies, or American Depositary Receipts (“ADRs”). The Fund’s investments in ETFs may be made (i) as part of the management of portfolio investments, (ii) to hedge various investments for risk management (see below) and/or (iii) for income enhancement, which is also known as speculation. The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate industry securities.

In addition, the Fund may engage in transactions for the purpose of hedging against changes in the price of other Fund portfolio securities, such as purchasing put options, selling securities short or writing covered call options. Such defensive or hedged positions may also include investments in equity securities of real estate as well as non-real estate companies. Additionally, the Fund may employ leverage by borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may invest more than 5% of its total assets in the securities of one or more issuers and therefore have its investments focused in fewer securities at any one time than a diversified fund. The Fund may engage in frequent trading of the Fund’s portfolio securities.

The investment adviser provides investment advisory and management services, including the selection and monitoring of the sub-adviser to the Fund. The investment adviser has selected American Assets Capital Advisers, LLC (“AACA”) to sub-advise the Fund and manage the Fund’s real estate long short investment portfolio. In managing the Fund’s portfolio, AACA, as the sub-adviser, will seek to produce above average, risk-adjusted total returns, including capital appreciation, dividend and interest income and option premiums, through investments both long and short in real estate related securities, including publicly traded securities, REITs, other equities and equity-related derivatives and may also invest in debt and convertible debt and preferred securities. To the extent allowable under applicable regulations, the Fund will use leverage to obtain greater exposure to markets in its investment portfolio. The Fund will not purchase real estate directly or acquire other forms of direct ownership in real estate.

The investment adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the investment adviser, with Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Fund’s portfolio.

Shareholders will be provided with at least 60 days’ prior notice of any change in the 80% investment policy.

The Fund may employ leverage by borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes) to obtain greater exposure to markets in its investment portfolio. The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may invest more than 5% of its total assets in the securities of one or more issuers and therefore have its investments focused in fewer securities at any one time than a diversified fund. The Fund may not invest more than 15% of its net assets in illiquid investments. The Fund may engage in frequent trading of the Fund’s portfolio securities.

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	EVOLUTION STRATEGY FUND (Acquired Fund)	DESTRA FUTURES EVOLUTION STRATEGY FUND (Acquired Fund)
Investment Objective	The investment objective of the Fund is to seek long term capital appreciation.	Same
Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

Managed Futures Strategy: The Managed Futures strategy may allocate assets of the Fund to a single Managed Futures portfolio or multiple Managed Futures portfolios that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities and (v) systematic trading strategies which incorporate technical and fundamental variables.

The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets by investing primarily via fund- or equity-linked call options (or other types of derivatives, such as, swap contracts or structured notes), that provide the returns of reference assets such as securities of limited partnerships, limited liability companies, offshore corporations and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Pools”). The Fund does not invest more than 25% of its assets with any one option counterparty or other derivatives contract counterparty or issuer. The Fund may access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute Managed Futures strategies without restriction as to issuer capitalization, country, or currency. Each Underlying Pool invests according to a

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

Managed Futures Strategy: The Managed Futures strategy is designed to achieve capital appreciation by buying fund- or equity-linked call options or swap contracts, that provide the returns of reference assets (specifically, securities of limited partnerships, limited liability companies, and offshore corporations including commodity pools (collectively, “Underlying Funds”)).

Each Underlying Fund invests according to a Managed Futures strategy that include investment styles that rely upon buy and sell signals generated from technical analysis systems such as trend-pattern recognition, as well as from fundamental economic analysis and relative value comparisons.

A Managed Futures strategy will invest under normal circumstances in derivative instruments including one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, and (v) swap agreements, each of which may be tied to (i) individual commodities and commodity indices, (ii) fixed income indices and instruments, (iii) currencies, or (iv) equity indices. A Managed Futures strategy may have both “short” and “long” exposures within an asset class. A “short” exposure will benefit when the underlying asset class decreases in price. A “long” exposure will benefit when the underlying asset class increases in price.

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Managed Futures strategy in one or a combination of (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. Options, swap contracts and structured notes have payments linked to reference assets such as Underlying Pools and as such are designed to produce returns similar to those of Underlying Pools and their respective strategies.

Altegris, or sub-advisers engaged by the investment adviser, will seek returns, in part, by (i) using Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market and (ii) through actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy.

The investment adviser expects that less than 100%, typically 15-25%, of the Fund’s total net assets will be invested in and/or used as collateral for, gaining exposure to Managed Futures strategies. However, through a combination of (i) investing primarily in fund-or equity-linked call options or other types of derivatives, such as swap contracts or structured notes, having payments linked to the returns of reference assets such as Underlying Pools, and/or (ii) direct investments in Underlying Pools that use notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts), the Fund will attempt to maintain an exposure to Managed Futures strategies as if between 100% and 125% of the Fund’s net assets were invested.

In order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Code, the Fund may invest up to 25% of its total assets in an Underlying Pool or Pools and other investments that pursue such strategies, indirectly, through a wholly-owned and controlled subsidiary (the “Subsidiary”). The Fund will also make Managed Futures investments outside of the Subsidiary. The Subsidiary, if utilized, will be subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund.

Under normal market conditions, it is expected that no more than 25% of the Fund’s total assets will be dedicated to investments in Underlying Funds. However, due to the implicit leverage created by investments in derivative instruments, the gross notional value of the Fund’s exposure to the Managed Futures strategy will exceed 25% of the Fund’s total assets and may significantly exceed 100% of the Fund’s assets.

The Fund’s use of certain fund- or equity-linked investments is expected to have a leveraging effect on the Fund.

In order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may invest up to 25% of its total assets through a wholly owned and controlled subsidiary (the “Subsidiary”). The Fund will also make Managed Futures investments outside of the Subsidiary. The Subsidiary, if utilized, will be subject to the same investment restrictions as the Fund.

The Fund and its Subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the CFTC Commodity Futures Trading Commission (“CFTC”).

The Adviser and any subadviser, if applicable, as it relates to the Subsidiary, will comply with provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) relating to investment advisory contracts under Section 15 as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Fund will comply with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary, and the Subsidiary will comply with the provisions relating to affiliated transactions and custody (Section 17). The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities, in securities, or other assets other than the entities that are wholly-owned or majority owned by the Fund. The Subsidiary, if utilized, will be subject to the same investment restrictions as the Fund on a consolidated basis with the Fund.

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The cost of investing in the Fund is higher than the cost of investing directly in Underlying Pools and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. Each Underlying Pool will pay management and performance based fees to its manager. For Underlying Pools that trade commodity or financial futures, management fees typically are based on the notional account size and not the actual cash invested in the Underlying Pool. Performance fees will range from 15% to 25% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard to the performance of other Underlying Pools. Accordingly, the Fund may indirectly pay a performance fee to an Underlying Pool’s manager with positive investment performance, even if the Fund’s overall returns are negative.

Fixed Income Strategy: The investment adviser expects that less than 100%, typically 60-80%, of the Fund’s total net assets will be allocated to Fixed Income strategies as described below, a portion of which may be held in cash. The investment adviser has determined to pursue the Fund’s Fixed Income strategy by causing the Fund to invest in one or more other registered open-end investment companies (“Other Mutual Funds”) managed by DoubleLine Capital, LP (“DoubleLine”) or its affiliates (collectively, “DoubleLine Funds”) and that pursue the Fixed Income strategies as described below.

Fixed Income Strategy: The remainder of the Fund’s assets will be invested in the Fixed Income Strategy of the Fund, primarily through the use of mutual funds and exchange traded funds (“ETFs”). The Fund may also invest in other fixed income securities, specifically cash or cash equivalents and short-term bonds. The allocation of assets in the Fixed Income Strategy will be determined by the Adviser depending on its assessment of market risk, security valuations, market volatility and the prospects for earning income and achieving capital appreciation. Selection of specific mutual funds and exchange traded funds to implement the Fixed Income Strategy will be determined by the Adviser’s assessment of the skill, quality, experience and capability of each mutual fund’s and exchange traded fund’s investment manager.

-	Low Duration Fixed Income. This strategy invests in debt securities of any kind, including, without limit, MBS; corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The strategy may invest in individual securities of any maturity or duration as well as those denominated in foreign currencies. In order to manage the dollar-weighted average effective duration of the Low Duration strategy portfolio, derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps) may be utilized. To achieve exposure to the Low Durations Fixed Income strategy, the Fund expects to invest primarily in shares of the DoubleLine Low Duration Bond Fund (DBLSX).

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-	Core Fixed Income. This strategy invests in a variety of fixed income instruments, including corporations; corporate obligations; agency mortgage-backed securities (“MBS”); non-agency MBS; commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); high-yield (junk) bonds; bank loans and assignments; credit default swaps; global developed credit (such as corporate obligations and foreign securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. The strategy may invest in inverse floaters and interest-only and principal-only securities and in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in emerging markets countries. It may also invest in other investment companies, including other DoubleLine Funds, or collective investment vehicles that invest in any of the above-listed fixed income securities, to the extent permitted by applicable law. To achieve exposure to the Core Fixed Income strategy, the Fund expects to invest primarily in shares of the DoubleLine Core Fixed Income Fund (DBLFX).

-	Opportunistic Fixed Income. This strategy actively allocates among sectors that may include, for example, U.S. Government securities, corporate debt securities, MBS and other ABS, foreign debt securities, including emerging market debt securities, loans, and high yield debt securities. The strategy retains broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments offering the potential for current income, capital appreciation, or both. The strategy’s allocations to different sectors and issuers will change over time, sometimes rapidly, and it may invest without limit in a single sector or a small number of sectors, and without limit in foreign securities, including emerging market securities. The strategy may invest in securities of any credit quality and without limit in securities rated below investment grade or unrated securities deemed of comparable quality -- commonly known as “junk bonds”. To achieve exposure to the Opportunistic Fixed Income strategy, the Fund expects to invest primarily in shares of the DoubleLine Flexible Income Fund (DFLEX).

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DoubleLine Funds may invest in fixed income securities of any credit quality or maturity. Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating agency (“NRSRO”), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as “high yield” or “high risk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. DoubleLine Funds may also (unless otherwise stated in a specific fund’s Prospectus) invest in fixed income-related futures, options and swaps as substitutes for fixed income securities and to hedge interest rate and default risk.

The amount of Fund assets allocated among the Fixed Income strategies described above may change depending on the investment adviser’s assessment of market risk, security valuations, market volatility and the prospects for earning income and achieving capital appreciation. The amounts allocated to the Low Duration Fixed Income and/or Core Fixed Income strategies may be between 70% and 100% of amounts allocated overall to the Fixed Income strategy. The amount allocated to the Opportunistic Fixed income strategy may be between 0% to 30% of amounts allocated overall to the Fixed Income strategy. The investment adviser may also, in its discretion, cause the Fund to pursue any of the above-described Fixed Income strategies through investments in DoubleLine Funds other than those noted above, or in Other Mutual Funds managed by other firms.

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Fund may invest in other investment companies or pools, including, for example, Other Mutual Funds not managed by DoubleLine, closed-end investment companies (“CEFs”), exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles.

In pursuing its objective, the Fund may engage in frequent trading of its portfolio, resulting in a high portfolio turnover rate.

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Comparison of Key Features of the Funds

Purchase, Exchange, and Redemption Procedures

The Acquired Funds’ and the Acquiring Funds’ purchase, redemption, and dividend policies and procedures are similar. For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED FUNDS AND ACQUIRING FUNDS – Pricing of Funds and Purchase and Redemption Procedures” in this Proxy Statement/Prospectus. See also Appendix C for a comparison of pricing, purchase, and redemption procedures.

Service Providers

Destra will serve as the investment adviser to the Acquiring Funds, and the sub-adviser for the Real Estate Fund will continue to serve as sub-adviser for the Acquiring Fund. For more information please see the sections titled: “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Investment Management” in this Proxy Statement/Prospectus.

The Acquired Funds and Acquiring Funds currently have same service provider providing administration, fund accounting, transfer agency, and different service providers providing, custody services, auditing services, compliance and distribution services. For more information about the management of the Acquiring Fund and service providers to the Acquiring Fund, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Service Providers” in this Proxy Statement/Prospectus.

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INVESTMENT RISKS

This section will help you compare the risks of each Acquired Fund with those of its Acquiring Fund. Like all investments, an investment in an Acquired Fund or an Acquiring Fund involves risk. All investments carry some degree of risk that will affect the value of a Fund, its investment performance and the price of its shares. As a result, you could lose money if you invest in the Funds. There is no assurance that a Fund will meet its investment objective.

Although the Funds describe some of them differently, the principal risks associated with investments in an Acquired Fund and an Acquiring Fund are substantially similar because the corresponding Funds have the same or substantially similar investment objectives and principal investment strategies. The principal risks of an investment in each Fund are shown in the table below.

Each risk noted below is considered a principal risk of investing in the applicable Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. There are various circumstances which could prevent the Fund from achieving its investment objective.

As with all mutual funds, there is the risk that you could lose all or part of your investment in the Funds. A Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the fund’s net asset value and performance. The following is a summary description of principal risks of investing in a Fund and apply to the Fund’s direct investments as well a Fund’s indirect investments through a subsidiary (as applicable). The principal risks of investing in the applicable Funds, which could adversely affect its net asset value and total return, are:

Real Estate Fund:

Comparison of Principal Investment Risks

The chart below compares the principal risks of the Real Estate Fund and Destra AACA Opportunistic Real Estate Fund (“Destra Real Estate Fund”). The Real Estate Fund and Destra Real Estate Fund have substantially similar investment objectives, principal investment strategies and principal risks, with the exception of the below noted risks. There may be non-material differences in how the Destra Real Estate Fund’s risks are described below as compared to Real Estate Fund’s prospectus.

Risks	Real Estate Fund	Destra Real Estate Fund
Active and Frequent Trading Risk	X
Alternative Strategies Risk	X	X
Convertible Security Risk	X
Credit Risk	X
Depositary Receipts Risk	X
Derivatives Risk	X	X
Developing and Emerging Markets Risk	X	X
Equity Markets/Securities Risk	X	X
Exchange Traded Funds (ETF) Risk	X

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Foreign Currency Risk	X
Foreign Investment and Foreign Exchange Risk	X	X
Hedging Risks	X	X
High-Growth Company-Related Risks	X
High Yield or Junk Bond Risk	X
Impairment of Collateral Risk	X	X
Issuer Concentration Risk	X	X
Issuer-Specific Risk	X	X
Large Capitalization Stock Risk	X	X
Leverage Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Market and Geopolitical Risk	X	X
Non-Diversification Risk	X	X
Options Risk	X
Other Investment Companies Risk	X
Preferred Stock Risk	X	X
Real Estate Sector Concentration Risk	X	X
REIT Risk	X	X
Reliance on Corporate Management and Financial Reporting Risk	X	X
Restricted Securities Risk	X	X
Short Selling and Short Position Risk	X
Small and Medium Capitalization Company Risk	X	X
Swaps Risk		X
Trade Execution Risk	X	X
Warrants and Rights Risk		X

The discussion below presents the risks as disclosed in Destra Real Estate Fund’s prospectus. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

Real Estate Sector Concentration Risk: Under normal circumstances, the Fund will concentrate its investments in securities of real estate or real estate related companies. As such, its portfolio will likely be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

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REIT Risk: Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages.

Alternative Strategies Risk: Alternative investment strategies pursued by the Fund may be subject to risks, including swaps risk, liquidity risk and risks associated with the use of leverage.

Derivatives Risk: The use of derivatives such as swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty risk.

Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described below, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Securities of issuers in emerging markets also tend to be less liquid.

Equity Securities Risk: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Investment and Foreign Exchange Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund’s hedging strategy may not perform as intended, resulting in loss for the Fund.

Impairment of Collateral Risk: The value of non-cash collateral securing an investment may fluctuate and diverge from the value of the investment. If the value of collateral declines, it may become insufficient to meet an investment counterparty’s obligations to the Fund and/or make it more difficult for the Fund to liquidate collateral. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Issuer Concentration Risk: The Fund may hold securities of a single issuer representing up to 5% of that issuer’s total outstanding securities. As such, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting that issuer or in the event that Fund has to quickly sell its position in that issuer.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Large Capitalization Stock Risk: Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies.

Leverage Risk: Using borrowings or derivatives to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage also may cause the Fund to have higher expenses than those of mutual funds that do not use leverage. The Fund’s entry into swap contracts will involve indirect leverage because swap contract payments are based upon notional value rather than the amount invested.

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Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk: The Adviser’s judgments about the investment expertise of the American Assets Capital Advisers, LLC (“AACA” or the “Sub-Adviser”) may prove to be inaccurate and may not produce the desired results. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests may prove to be inaccurate and may not produce the desired results exposing the Fund to material losses.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions.

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Reliance on Corporate Management and Financial Reporting Risk: The Sub-Adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The Sub-Adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests.

Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price.

Small and Medium Capitalization Company Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Equities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Swaps Risk: In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid.

Trade Execution Risk: The ability to enter into or exit from derivative trades, including swaps, may be materially impacted by fast moving and volatile markets. There is no guarantee that such trades can be executed.

Warrants and Rights Risk: Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right.

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Evolution Strategy Fund Risks:

Comparison of Principal Investment Risks

The chart below compares the principal risks of the Evolution Strategy Fund and Destra Futures Evolution Strategy Fund (“Destra Evolution Strategy Fund”). The Evolution Strategy Fund and Destra Evolution Strategy Fund have the same investment objectives and substantially similar principal investment strategies and risks, with the exception of the below noted risks. There may be non-material differences in how the Destra Evolution Strategy Fund’s risks are described below as compared to Evolution Strategy Fund’s prospectus.

Risks	Evolution Strategy Fund	Destra Evolution Strategy Fund
ABS, MBS and CMBS Risk	X
Commodity Risk	X	X
Counterparty Risk	X	X
Credit Risk	X	X
Currency Risk	X	X
Derivatives Risk	X	X
Emerging Markets Risk	X	X
ETF and CEF Risk	X
Fixed Income Risk	X	X
Foreign Currency Risk	X
Foreign Investment and Foreign Exchange Risk	X	X
Indexed/Structured Securities Risk		X
Interest Rate Risk	X	X
Issuer-Specific Risk	X	X
Junk Bond Risk	X
Defaulted Securities Risk	X
Leverage Risk	X	X
Liquidity Risk	X	X
Loan Risk	X
Management Risk	X	X
Market Risk	X	X
Market and Geopolitical Risk	X	X
Options Risk	X	X
Other Investment Companies Risk	X	X
Portfolio Turnover Risk	X	X
Preferred Stock Risk	X
REIT Risk	X
Restricted Securities Risk	X
Short Position Risk	X	X
Structured Products and Note Risk	X
Taxation Risk	X	X
Underlying Funds Risk	X	X
Cross Liability Risk		X
Volatility Risk	X	X
Wholly-Owned Subsidiary Risk	X	X

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The discussion below presents the risks as disclosed in Destra Evolution Strategy Fund’s prospectus. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by various external factors such as unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies on to consummate a transaction will default.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Derivatives Risk: Futures, forwards, options, spot contracts and swaps involve risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives.

Emerging Markets Risk: Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Fixed Income Risk: When a fund invests in fixed income securities or derivatives, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by a fund.

Foreign Investment and Foreign Exchange Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Indexed/Structured Securities Risk: Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Management Risk: The Adviser’s judgment about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Other Investment Companies Risk: Other investment companies in which the Fund may invest are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund. Each other investment company is subject to specific risks, depending on the nature of the other investment companies. Shares of ETFs and listed closed-end funds (“CEFs”) may trade at a discount or premium to their net asset value per share.

Portfolio Turnover Risk: The higher portfolio turnover will result in higher transactional and brokerage costs.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments in the Underlying Funds will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

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Underlying Funds Risk: Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in Underlying Funds. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Funds will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to each Underlying Fund manager. Those performance based fees will be paid by the Underlying Fund to each manager without regard to the performance of other managers and the Underlying Fund’s overall profitability. Underlying Funds are subject to specific risks, depending on the nature of the fund. Underlying Funds in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Fund will be profitable or avoid losses.

Cross Liability Risk: Underlying Funds in which the Fund invests directly or gain exposure to indirectly (through derivatives) may issue multiple share classes without limited recourse protection between and among each share class, rendering it possible that an investor in one share class could be negatively impacted by losses attributable to another share class in which the investor did not participate.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: If the Fund utilizes a Subsidiary to make certain portfolio investments, the Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and its Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund would be higher because you would indirectly bear the expenses of a Subsidiary.

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PROPOSAL 1

INFORMATION ABOUT THE REORGANIZATIONS

Summary of the Proposal

At the Special Meeting, the shareholders of the Acquired Funds will be asked to approve the Plan to reorganize the Acquired Funds into the Acquiring Funds. The Acquiring Funds will commence operations upon consummation of the Reorganizations. If the Plan is approved by the shareholders of the Acquired Funds and the Reorganizations are consummated, each Acquired Fund will transfer all of its assets and liabilities to its corresponding Acquiring Fund in exchange for full and fractional shares of the Acquiring Fund corresponding in class and equal in aggregate net asset value (“NAV”) to the NAV of the assets and liabilities transferred as of 4:00 p.m. Eastern Time, on the closing day (the “Closing Date”) of the Reorganization (the “Valuation Time”). Immediately thereafter, the Acquired Funds will distribute such Acquiring Funds shares to its shareholders by establishing accounts on the Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of Acquiring Fund shares deliverable to them, in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive a number of full and fractional shares of such Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of the corresponding Acquired Fund held at the time of the Reorganization. The estimated cost of the solicitation of proxies in connection with the Reorganization is $100,000. The expenses of the Reorganizations shall be borne by Altegris and Destra.

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds and the Acquiring Funds, notwithstanding approval of the Plan by each Acquired Fund’s shareholders, provided that no such amendment after such approval shall have a material adverse effect on such shareholders without their further approval. In addition, the Plan may be terminated and the Reorganizations abandoned at any time (whether before or after adoption by the shareholders of the Acquired Funds) prior to the Closing Date by the Board of Trustees of the Trust and the Board of Trustees of DIT, or by the Board of Trustees of the Trust or the Board of Trustees of DIT if, among other reasons, any condition of the other party’s obligations set forth in the Plan has not been fully met or waived by the applicable Board.

Description of each Acquiring Fund’s Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share (less any sales load) of the relevant class of such Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Funds’ Prospectus. For additional information about the rights of shareholders of the Acquiring Funds, see “INFORMATION ABOUT THE REORGANIZATIONS – Comparison of Shareholder Rights” in this Proxy Statement/Prospectus.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Funds	Acquiring Funds
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class I Shares	Class I Shares

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Board Considerations Relating to the Proposed Reorganizations

The Trustees discussed the proposed Plan and the substance and mechanics of the Reorganizations, noting that upon approval of the Reorganizations by the respective Fund’s shareholders, each Acquired Fund would merge into a corresponding Acquired Fund. The Trustees observed that the Reorganizations would be submitted to the shareholders of each Acquired Fund for approval, and that the shareholders of such Acquired Fund who did not wish to become shareholders of the corresponding Acquiring Fund could redeem their shares before the consummation of the Reorganization.

The Trustees reviewed DIT’s responses to the questionnaire, provided by counsel to Acquiring Funds, seeking additional details regarding the Reorganizations. The Trustees noted that each Acquiring Fund would have substantially the same investment objective and substantially similar strategy as the Acquired Fund to which the Acquiring Fund corresponded. The Trustees reviewed the proposed management fees and estimated expenses of the Acquiring Funds in comparison to the Acquired Funds. The Trustees noted that the proposed management fee, net annual operating expenses, and net annual operating expenses after fee waiver for each Acquiring Fund was identical to the corresponding Acquired Fund. The Trustees noted the expense limitation agreements with respect to the Acquiring Funds would be on the same terms as the Acquired Funds, and that such expense limitation agreements would be effective for at least two years following the Reorganization, and that the proxy statement should articulate the possibility of fee increases to the Acquiring Funds’ shareholders following the expiration of such two-year period. The Trustees further noted that Altegris and Destra have agreed to pay all expenses related to the Reorganizations.

The Trustees discussed the proposed service providers to the Acquiring Funds, noting that Destra proposed to employ Destra Capital Investments, LLC as distributor, UMB Bank N.A as custodian, and Cohen & Company, Ltd. as auditor, and to maintain Ultimus as transfer agent, fund accountant, and administrator. The Trustees agreed that the proposed service providers were reputable and competent to provide service to the Acquiring Funds of comparable quality to the service currently provided by the service providers to the Acquired Funds.

The Trustees reviewed the background and experience the officers and trustees of the Acquiring Funds. The Trustees noted that DIT’s board of trustees was well established and experienced. The Trustees also reviewed the backgrounds of Destra’s officers, observing their extensive asset management experience. The Trustees further noted that the current chief investment officer and portfolio manager of the Acquired Funds, as well as other key Altegris employees, would retain their roles in the Acquiring Funds. The Trustees agreed that each of Destra and DIT was qualified to provide service to the Acquiring Funds of comparable quality to the service currently provided by Altegris and Trust to the Acquired Funds.

The Trustees noted that each Reorganization would constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code, and that each Reorganization was expected to be a non-taxable event. The Trustees noted that Altegris had agreed to provide a tax opinion to the effect that each Reorganization was a non-taxable event for the shareholders of the Acquired Funds and the Acquiring Funds and the shareholders. The Trustees discussed that the Reorganizations were recommended by Altegris, the adviser to the Acquired Funds, and that Altegris expected the Reorganizations would ultimately benefit each Acquired Fund’s shareholders due to economies of scale with regards to DIT, and Destra’s expertise in operations, marketing, and distribution. The Trustees concluded that the terms of the Reorganizations were fair and reasonable, no unfair burden would be imposed on the Acquired Fund shareholders as a result of the Reorganizations, and that the interests of the shareholders of the Acquired Funds would not be diluted as a result of the Reorganizations.

Federal Income Tax Consequences

Since its inception, each Acquired Fund believes it has qualified as a “regulated investment company” under the Code. Accordingly, each Acquired Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

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As a condition of the Reorganizations, the Trust and DIT, on behalf of their respective Funds, will receive an opinion from DIT’s counsel, Faegre Drinker Biddle & Reath LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganizations, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Therefore, neither the Acquired Funds, the Acquiring Funds, nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganizations. In addition, the tax cost basis of, and the holding period for, each Acquiring Fund’s shares received by each shareholder of each Acquired Fund in the Reorganizations will be the same as the tax cost basis of, and the holding period for, each Acquired Fund’s shares exchanged by such shareholder in the Reorganizations (provided that, with respect to the holding period for each Acquiring Fund’s shares received, each Acquired Fund’s shares exchanged must have been held as a capital asset by the shareholder).

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

By reason of the Reorganizations, each Acquiring Fund will succeed to and take into account any capital loss carryforwards of the corresponding Acquired Fund. The Reorganizations are not expected to result in limitations on the corresponding Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Comparison of Shareholder Rights

The Trust, of which each Acquired Fund is a series, is organized as a Delaware statutory trust, while DIT, of which each Acquiring Fund is a series, is organized as a Massachusetts business trust. Both the Trust and DIT are governed by their respective Declaration of Trust and By-Laws, Board of Trustees, state law, and U.S. federal law.

Governing Law. Each Acquired Fund is a separate series of the Trust, which is organized as a Delaware statutory trust. Each Acquiring Fund is a separate series of DIT, which is organized as a Massachusetts business trust. Each Acquired Fund is authorized to issue an unlimited number of shares of beneficial interest. Each Acquiring Fund is also authorized to issue an unlimited number of shares of beneficial interest.

Shareholder Liability.

With respect to each Acquired Fund, under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. The Trust’s Declaration of Trust further provides for indemnification out of the assets of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.

With respect to the Acquiring Funds, under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of DIT. However, DIT’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of DIT and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by DIT or the trustees. DIT’s Declaration of Trust further provides for indemnification out of the assets and property of DIT for all losses and expenses of any shareholder held personally liable for the obligations of DIT. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and DIT or a Fund itself was unable to meet its obligations. DIT believes the likelihood of the occurrence of these circumstances is remote.

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Importantly, the Acquired Funds and Acquiring Funds must comply with the 1940 Act and certain other federal securities laws. As a result, many issues that may arise in the course of an Acquired Fund’s and Acquiring Fund’s operations are addressed under federal, rather than state law. Additionally, the 1940 Act requires shareholder approval of certain actions (such as a Reorganization) regardless of an entity’s state or form of organization. Set forth below is a discussion of the material differences in the rights of shareholders of each Acquired Fund and the rights of shareholders of each Acquiring Fund.

Voting Rights. Pursuant to the Trust’s Declaration of Trust, shareholders of the Trust have the power to vote only for the following (each to the extent and as provided for in the Trust’s Declaration of Trust): election of Trustees, including the filling of any vacancies in the Board of Trustees; (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable.

Pursuant to DIT’s Declaration of Trust, shareholders have power to vote (i) for the election or removal of directors, and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

Shareholder Meetings. Meetings of the shareholders of the Trust may be held within or outside the State of Delaware. Meetings of the shareholders of the Trust or a series may be called by the Board of Trustees, Chairman of the Board or the President of the Trust for any lawful purpose, including the purpose of electing Trustees. Special meetings of the shareholders of the Trust or any series shall be called by the Board of Trustees, Chairman or President upon the written request of shareholders owning the requisite percentage amount of the outstanding shares entitled to vote specified in the By-Laws. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such shareholders access to the list of the shareholders of record of the Trust or the mailing of such materials to such shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c). Shareholders shall be entitled to at least fifteen (15) days’ notice of any meeting.

Meetings of the Shareholders of DIT or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees have set in the By-laws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement or adjournment of meetings and related matters.

Copies of each Fund’s Declaration of Trust and By-laws are available to shareholders without charge upon written request to the applicable Fund. Further information about each Fund’s governance structure is contained in the Fund’s SAI and its governing documents, which are on file with the SEC.

Shares Classes. The Acquired Funds and the Acquiring Funds are each separate series of the Trust and DIT, respectively, and each issues more than one class of shares. Currently, the Acquired Funds and the Acquiring Funds each offer the following classes of shares:

Acquired Fund (each a series of the Trust)	Acquiring Fund (each a series of DIT)
Altegris/AACA Opportunistic Real Estate Fund Class A Shares Class C Shares Class I Shares	Destra AACA Opportunistic Real Estate Fund Class A Shares Class C Shares Class I Shares
Altegris Futures Evolution Strategy Fund Class A Shares Class C Shares Class I Shares	Destra Futures Evolution Strategy Fund Class A Shares Class C Shares Class I Shares

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Following the Reorganizations, the Board of Trustees of DIT has the right to issue additional classes of shares of the Acquiring Funds. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class, Shares of each series or class generally vote together on DIT or Trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a management agreement for a particular series or a distribution plan for a particular class.

Pro Forma Capitalization

The following table sets forth the capitalization of each Acquired Fund as of December 31, 2023, for the Real Estate Fund and Evolution Strategy Fund, respectively and, on a pro forma basis, the capitalization of each Acquiring Fund as of December 31, 2023, for the Destra Real Estate Fund and Destra Evolution Strategy Fund, respectively, assuming that each Reorganization has been completed. Pro forma capitalization information is provided for each Acquiring Fund, as such Fund will not have commenced operations prior to the Reorganizations. Each Acquired Fund will be the accounting survivor for financial statement purposes.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Real Estate Fund – Class A Shares	11,238,273	12.65	888,572
Destra Real Estate Fund – Class A Shares (Pro forma)	11,238,273	12.65	888,572
Real Estate Fund – Class C Shares	191,642	12.35	15,521
Destra Real Estate Fund – Class C Shares (Pro forma)	191,642	12.35	12,521
Real Estate Fund – Class I Shares	164,925,130	12.84	12,847,327
Destra Real Estate Fund – Class I Shares (Pro forma)	164,925,130	12.84	12,847,327

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Evolution Strategy Fund – Class A Shares	6,993,966	7.07	989,263
Destra Evolution Strategy Fund – Class A Shares (Pro forma)	6,993,966	7.07	989,263
Evolution Strategy Fund – Class C Shares	4,312,823	7.07	610,307
Destra Evolution Strategy Fund – Class C Shares (Pro forma)	4,312,823	7.07	610,307
Evolution Strategy Fund – Class I Shares	43,438,791	7.01	6,192,895
Destra Evolution Strategy Fund – Class I Shares (Pro forma)	43,438,791	7.01	6,192,895

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ADDITIONAL COMPARISONS OF THE
ACQUIRED AND ACQUIRING FUNDS

Investment Restrictions

Each Acquiring Fund has adopted fundamental investment restrictions which are identical to each Acquired Fund’s fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without a vote of its shareholders. A description of each Acquired Fund’s and Acquiring Fund’s investment restrictions is set forth in Appendix B.

Boards of Trustees

The management of the business and affairs of the Acquired Funds are the responsibility of the Trust’s Board of Trustees, which consists of six trustees all of whom are Independent Trustees. The management of the business and affairs of the Acquiring Funds are the responsibility of DIT Board of Trustees, which has four trustees all of whom are Independent Trustees. Each of the Board and DIT Board of Trustees selects the officers who are responsible for managing the day-to-day operations of the Trust and DIT, respectively. DIT Board of Trustees will oversee the Acquiring Funds. For more information about the Board, please refer to the Statement of Additional Information for the applicable Acquired Fund, as supplemented, which is available upon request. For more information about DIT Board of Trustees, please refer to the Statement of Additional Information relating to this Proxy/Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus.

Investment Management

Investment Adviser

Altegris Advisors LLC. Altegris is located at 1200 Prospect Street, Suite 400 La Jolla, CA 92037, serves as investment adviser to the Acquired Funds. Altegris was established in 2010 for the purpose of advising mutual funds. Altegris is wholly-owned by Altegris Services, LLC, a wholly-owned subsidiary of Better Outcome, LLC, which in turn is owned and controlled equally by Continuum Capital Managers, LLC (“Continuum”) and AV5 Acquisition, LLC (“AV5”). Mr. Matthew Osborne, the Altegris’ CEO and CIO is the sole owner and member of AV5. Continuum is wholly-owned and controlled by Messrs. Douglas Grip and Stephen Vanourny.

Investment Advisory Fees

Destra has entered into investment advisory agreement relating to the Acquiring Fund. The chart below shows the investment advisory fees of the Acquired Funds and the Acquiring Funds, which are identical. Each Fund’s advisory fee is payable to the respective investment adviser monthly at the following annual rate based on the percentage of such Fund’s average daily net assets:

	Real Estate Fund	Destra Real Estate Fund	Evolution Strategy Fund[1]	Destra Evolution Strategy Fund
Investment Advisory Fees	1.30%	1.30%	1.15%	1.15%

[1]	Pursuant to an advisory agreement between the Trust, on behalf of the Evolution Strategy Fund and Altegris, Altegris is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of the Fund’s average daily net assets. The Fund pays the Altegris in accordance with an advisory fee schedule which includes breakpoints: (i) $1 billion and less = 1.15%; (ii) greater than $1 billion and less than or equal to $1.5 billion = 1.05%; (iii) greater than $1.5 billion and less than or equal to $2 billion = 0.95%; (iv) greater than $2.0 billion = 0.90%.

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A discussion of the basis for the approval by the Board of Trustees of the Trust of the Acquired Funds Advisory Agreements and applicable Sub-Advisory Agreements is available as follows: (1) annual report to shareholders for the fiscal year ended December 31, 2023 for the Real Estate Fund; and (2) semi-annual report to shareholders for the period ended December 31, 2023 for the Evolution Strategy Fund.

A discussion of the basis for the approval by the Board of Trustees of DIT of the Acquiring Funds’ investment advisory contract will be available in the Acquiring Fund’s first report to shareholders after the Closing Date.

Expense Limitation

Real Estate Fund

Altegris has agreed contractually to waive its management fee with respect to the Real Estate Fund and to reimburse expenses, other than expenses relating to any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Altegris)), such that net annual fund operating expenses of the Fund do not exceed the percentages in the tables below. Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Altegris in any fiscal quarter unless the Board of Trustees has determined in advance that a reimbursement is in the best interests of the Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Real Estate Fund
Fund Class	Expense Cap	Minimum Duration
Class A	1.80%	October 31, 2025
Class C	2.55%	October 31, 2025
Class I	1.55%	October 31, 2025

Evolution Strategy Fund

Altegris has contractually agreed to reduce its fees and reimburse expenses of the Evolution Strategy Fund until at least October 31, 2024 to ensure the total Evolution Strategy Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Altegris)) will not exceed certain levels. Waived fees and expense reimbursements are subject to possible recoupment from the relevant Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Evolution Strategy Fund
Fund Class	Expense Cap	Minimum Duration
Class A	1.59%	October 31, 2024
Class C	2.34%	October 31, 2024
Class I	1.34%	October 31, 2024

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Destra has agreed, for at least two years from the closing date of the Reorganizations, to enter into an expense limitation agreement with the Acquiring Funds that will have the same economic effect as Altegris’ current expense limitation agreements with the corresponding Acquired Funds.

For the past three fiscal years Altegris earned the following investment advisory fees from each Acquired Fund:

Real Estate Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
December 31, 2023	$2,729,845	$183,322	$2,546,523
December 31, 2022	$5,716,184	$44,986	$5,671,198
December 31, 2021	$8,859,980	$3,774	$8,856,206

Evolution Strategy Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
June 30, 2024	$691,884	$309,353	$382,531
June 30, 2023	$1,241,846	$288,278	$953,568
June 30, 2022	$1,628,018	$255,113	$1,372,905

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Sub-Adviser

American Assets Capital Advisers, LLC. American Assets Capital Advisers, LLC (“AACA”), located at 3430 Carmel Mountain Road, Suite 150, San Diego, CA 92121, serves as sub-adviser to the Real Estate Fund. American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA, also served as the general partner and investment manager of American Assets Real Estate Securities Fund, L.P. AACA is owned by Soledad Realty Capital, Inc. and American Assets Investment Management, LLC, and indirectly controlled by Burland B. East III and Ernest Rady, by virtue of his control of the Ernest Rady Trust.

Sub-Advisory Fees

Under the terms of a Sub-Advisory Agreement, the sub-adviser is responsible for selecting investments and assuring that investments are made according to the relevant Fund’s investment objective(s), policies and restrictions. The investment adviser (not the Funds) pays the sub-adviser a fee equal to the follow annual rates of each Fund’s average daily net assets:

	Acquired – Real Estate Fund	Acquiring – Destra Real Estate Fund
Sub-Advisory Fee	0.65%	0.65%

Accordingly, the sub-adviser to the Real Estate Fund will continue to serve as the sub-adviser to the corresponding Acquiring Fund.

Service Providers

As outlined below, the Acquired Funds and Acquiring Funds have the same service provider providing administration, fund accounting, transfer agency, and different service providers providing, custody services, auditing services, compliance and distribution services. Below are the companies providing services to the Acquired and Acquiring Funds.

Service Provider	Acquired Funds	Acquiring Funds
Administrator	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC

Accounting Agent	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC

Transfer Agent	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC

Custodian	JPMorgan Bank, N.A. (Real Estate Fund), and U.S. Bank, NA (Evolution Strategy Fund)	UMB Bank N.A.

Distributor/Principal Underwriter	Northern Lights Distributors	Destra Capital Investments LLC

Compliance Services	Northern Lights Compliance Services	PINE Advisors Solutions

Independent Registered Public Accounting Firm	[ ]	Cohen & Company, Ltd.

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Pricing of Funds and Purchase and Redemption Procedures

Procedures for pricing and procedures and policies relating to the purchase and redemption of the Acquired Funds and the Acquiring Funds are similar. A comparison of the differences in such procedures and policies for the Acquired Funds and Acquiring Funds is set forth below.

Pricing of Funds

The procedure for pricing for the Acquired Funds and the Acquiring Funds is identical in all material aspects. Both the Acquired Funds and the Acquiring Funds determine the market value of a Fund’s investments primarily on the basis of readily available market quotations. The Funds generally may use independent pricing services to determine the market value of securities. If market prices are not readily available or a price provided by a pricing service does not reflect fair value, the valuation designee of the Acquired Funds and the Acquiring Funds is required to price those securities at fair value as determined in good faith using methods approved by the applicable Board of Trustees.

Purchases

The procedures and policies relating to the purchase of shares of the Acquired Funds and the Acquiring Funds are substantially similar. The Acquired Funds and the Acquiring Funds permit investors to purchase shares through a broker or financial intermediary on any business day that the Funds are open. The Acquired Funds and the Acquiring Funds permit investors to invest any amount they choose, subject to the minimum initial investment amount for the applicable class of shares. The Acquired Funds and Acquiring Funds have the same initial investment requirements as shown in the table below.

Purchase Amounts	Class A Shares	Class C Shares	Class I Shares
Minimum initial investment	$2,500 for all accounts	$2,500 for all accounts	$100,000 for all accounts

Redemptions. The procedures and policies relating to the redemption of shares for the Acquired Funds and the Acquiring Funds are substantially similar. The Funds permit redemptions by mail, wire or telephone. Further, each Funds’ transfer agent charges a $15.00 fee for each wire redemption.

For more information regarding the Pricing of Funds and Purchase and Redemption Procedures, see Appendix C.

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THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE PROPOSAL

Information About Destra Capital Advisors LLC

Destra, located at 443 N. Willson Ave., Bozeman, MT, 59715, is a wholly owned subsidiary of Destra Capital Management LLC. Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2023, Destra manages approximately $504.4 million.

The names and titles of the principal executive officers of Destra are set forth below.

Name	Principal Occupation
Robert Watson	President
Dominic Martellaro	Chief Executive Officer
Myles Blechner	Chief Compliance Officer

Portfolio Managers

Following the Reorganizations, the Acquired Fund’s current portfolio management team will remain in place for each Acquiring Fund. The Altegris portfolio managers will now be employed by Destra. Additional information about each portfolio manager is provided below:

Real Estate Fund

Burland B. East III, CFA, Co-Portfolio Manager - Mr. East has served as the Chief Executive Officer and a portfolio manager of the AACA since October 2010. From October 2001 to July 2010, he was a Managing Principal of Silver Portal Capital, LLC, a FINRA regulated investment bank specializing in institutional real estate. From August 1992 to February 2001, he served as a Managing Director, Senior Equity Analyst and Group Co Head at Wachovia Securities (and its predecessor companies, First Union Securities, EVEREN Securities, Inc., Research Division and Kemper Securities Inc.), with primary responsibility for equity research coverage of all forms of publicly traded real estate companies and related investment banking. Mr. East serves on the Board of Advisors of Comunidad Realty Partners. Mr. East served as Independent Director at Excel Trust, Inc. (NYSE: EXL) from April 2010 to 2015. Mr. East is a former NAREIT member and was a Board Associate in 1998/1999. Mr. East served on the Leadership Council of the Lusk Center for Real Estate at the University of Southern California from 2003 to 2014. In 1996, 1997 and 1998, he was recognized among outstanding sell-side analysts by Dow Jones Publishing/Realty Stock Review. He holds a Chartered Financial Analyst designation. Mr. East received a Bachelor of Arts in Business and a master’s degree in Business Administration from Loyola College in Maryland.

Creede Murphy, Co-Portfolio Manager - Since January 2011, Mr. Murphy has served in various roles, with increasing responsibility and authority, as an analyst supporting the AACA’s investment management, research and portfolio management functions, and currently serves as the firm’s Chief Operating Officer. In 2021, in addition to his role as COO, Mr. Murphy joined Mr. East as a portfolio manager to client accounts of the sub-adviser. Mr. Murphy has over 10 years of experience in investment management, providing investment research, financial modeling, security valuation, and general portfolio management services. He is also a licensed architect with 10 years of prior experience in architecture and real estate development, providing unique insights into real estate deals and investment opportunities. Mr. Murphy holds a master’s degree in Business Administration from the University of California San Diego, where he studied Modern Portfolio Theory under Nobel Laureate Harry Markowitz, and holds a master’s degree in Architecture and a Bachelor of Arts in Architecture. He is also a Licensed Architect.

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Evolution Strategy Fund

Matthew Osborne, Founder, CEO, CIO, and Portfolio Manager - Mr. Osborne is a Founder of the Altegris and since February 2021 has served as its Chief Executive Officer. He has also served as the Altegris’ Chief Investment Officer since January 2016. Mr. Osborne was previously its Executive Vice President from February 2010 to June 2015, and Co-President from June 2015 to January 2016. From July 2002 to December 2014, he also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of Altegris Clearing Solutions and, until December 2014, of Altegris Futures. Mr. Osborne brings more than 30 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the Altegris. Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures. Mr. Osborne has served the Fund as a Portfolio Manager since it commenced operations in 2011.

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VOTING INFORMATION

Quorum Requirements

Only shareholders of the Acquired Funds of record on October 25, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of each Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning a majority of the outstanding shares of an Acquired Fund that are entitled to vote will be considered a quorum with respect to such Acquired Fund for the transaction of business. Any meeting of shareholders may be adjourned by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned to another time or place after the date set for the original meeting without further notice, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Board of Trustees shall set a new record date.

Required Vote

Approval of each Reorganization will require the affirmative vote of a majority of the outstanding shares of an Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of an Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of an Acquired Fund.

If an Acquired Fund does not receive shareholder approval, or if the other conditions precedent to the Reorganization are not otherwise met or waived, then the Reorganization with respect to such Acquired Fund will not be implemented and the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions will have the effect of votes against the Proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

Revocation of Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

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Shareholders Entitled to Vote

Only shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. Each whole share of each Acquired Fund held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The total number of shares of each class of each Acquired Fund outstanding and the total number of votes to which shareholders of such class are entitled, as of the Record Date, are set forth below.

Acquired Fund	Class A Shares
Shares Outstanding/Total Votes to which Entitled (Destra Real Estate Fund)	[ ]
Shares Outstanding/Total Votes to which Entitled (Destra Evolution Strategy Fund)	[ ]

Acquired Fund	Class C Shares
Shares Outstanding/Total Votes to which Entitled (Destra Real Estate Fund)	[ ]
Shares Outstanding/Total Votes to which Entitled (Destra Evolution Strategy Fund)	[ ]

Acquired Fund	Class I Shares
Shares Outstanding/Total Votes to which Entitled (Destra Real Estate Fund)	[ ]
Shares Outstanding/Total Votes to which Entitled (Destra Evolution Strategy Fund)	[ ]

Method and Cost of Solicitation

Each Acquired Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, internet or oral communications by certain employees of Altegris, who will not be paid for these services. Destra will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies.

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Security Ownership of Certain Beneficial Owners and Management

[As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares with respect to any Acquired Fund.] As of the Record Date, the Acquiring Funds had no shares outstanding.

As of the Record Date, to the knowledge of the Trustees and management of the Trust, other than the shareholders set forth below as control persons, no person owned beneficially or of record more than 5% of the outstanding shares of any Acquired Fund. Shareholders indicated below holding greater than 25% of the outstanding shares of an Acquired Fund may be “controlling persons” with respect to such Acquired Fund under the 1940 Act. Persons controlling an Acquired Fund can determine the outcome of any proposal submitted to the shareholders for approval.

ACQUIRED FUNDS – CONTROL PERSONS

Name and Address	% Ownership	Type of Ownership
Real Estate Fund [ ]	[ ]%	Record
Evolution Strategy Fund [ ]	[ ]%	Record

FURTHER INFORMATION ABOUT ACQUIRED FUNDs AND ACQUIRING FUNDs

More information about each Acquired Fund and each Acquiring Fund is included in:

●	Altegris/AACA Opportunistic Real Estate Fund’s Prospectus and the Statement of Additional Information dated April 29, 2024, as supplemented;

●	Altegris Futures Evolution Strategy Fund’s Prospectus and the Statement of Additional Information dated October 30, 2023, as supplemented;

●	Each Acquiring Fund’s Preliminary Prospectus filed with the SEC on April 26, 2024;

●	Each Acquiring Fund’s Preliminary Statement of Additional Information filed with the SEC on April 26, 2024; and

●	Statement of Additional Information dated [ ], 2024 (relating to this Proxy Statement/Prospectus).

You may request free copies of each Acquired Fund’s Prospectus or Statement of Additional Information (including any supplements) by calling 877-772-5838 or by visiting Acquired Funds’ website at www.altegris.com.

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You may request free copies of this Proxy Statement/Prospectus or the Statement of Additional Information by calling 877-772-5838.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by DIT with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to each Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Acquired Fund and each Acquiring Fund also file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be viewed and copied by visiting the EDGAR Database on the SEC’s website at www.sec.gov. You may also get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholder Meetings and Proposals

None of the Acquired Funds is required or intends to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, each Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization with respect to an Acquired Fund is not completed, the next meeting of the shareholders of such Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in an Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Legal Matters

Certain legal matters concerning the tax consequences of the Reorganizations will be passed upon by Faegre Drinker Biddle & Reath LLP.

Independent Registered Public Accounting Firm

The financial statements of the Real Estate Fund for the most recently completed fiscal year ended December 31, 2023, and financial statements of the Evolution Strategy Fund for the fiscal year ended June 30, 2024 contained in each of the applicable Acquired Fund’s Annual Report to Shareholders, as amended, have been audited by [       ], independent registered public accounting firm. None of the Acquiring Funds have a financial history.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [       ] day of [       ] 2024, by and among Destra Investment TrusT, a Massachusetts business trust, with its principal place of business at 443 N. Willson Ave., Bozeman, MT, 59715 (“DIT”), on behalf of its separate investment series listed on Schedule A (“New Funds”); Northern Lights Fund Trust, a Delaware statutory trust, with its principal place of business at 25 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Trust”), on behalf of its separate investment series listed on Schedule A (“Existing Funds”); and, solely for purposes of paragraph 7, Destra Capital Advisors LLC, the investment adviser to each New Fund (“Destra”) with its principal place of business at 443 North Willson Avenue, Bozeman, MT 59715 and, solely for purposes of paragraph 7, Altegris Advisors, LLC, the investment adviser to each Existing Fund (“Altegris) with its principal place of business at 1200 Prospect Street, Suite 400, La Jolla, CA 92037. (Each of DIT and the Trust is sometimes referred to herein as an “Investment Company,” and each of the New Funds and Existing Funds is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of a Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each of the New Funds and Existing Funds wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations (“Regulations”) Section 1.368-2(g). The reorganization will involve each Existing Fund reorganizing from a series of the Trust to a corresponding series of DIT by (1) transferring all its assets to the corresponding New Fund (which is being established solely for the purpose of acquiring those assets and continuing the corresponding Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the corresponding New Fund and the New Fund’s assumption of such Existing Fund’s liabilities, (2) distributing those shares pro rata to each Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating each Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Existing Funds and New Funds being referred to herein collectively as the “Reorganization”). The reorganization between an Existing Fund and its corresponding New Fund is not contingent upon the reorganization of any other Existing Fund and its corresponding New Fund. If any one or more reorganization should fail to be consummated, such failure shall not affect any other reorganization in any way.

Each Investment Company’s board of directors/trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and, in the case of Existing Funds, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Existing Fund currently may offer, as applicable, two or three classes of shares (“Existing Fund Shares”), Class A Shares, Class I Shares and for certain Existing Funds, Class C Shares. Each New Fund will offer classes of shares (“New Fund Shares”) that have identical characteristics to the corresponding Existing Fund Shares. As part of the Reorganization, Existing Fund Shares of each class will be exchanged for New Fund Shares of the corresponding class, as set forth on Schedule A.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION

1.1 Subject to the requisite approval of each Existing Fund’s shareholders and the terms and conditions set forth herein, each Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the corresponding New Fund. In exchange therefor, each New Fund shall:

(a) Issue and deliver to the corresponding Existing Fund the number of full and fractional New Fund Shares equal in aggregate net asset value (“NAV”) to the NAV of full and fractional corresponding Existing Fund Shares then outstanding, as determined in accordance with Section 2 hereof; and

(b) Assume all of the corresponding Existing Fund’s liabilities as described in paragraph 1.3 (“Liabilities”); and

(c) Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2 The Assets of each Existing Fund shall consist of all assets and property of every kind and nature of such Existing Fund at the Effective Time (as defined in paragraph 3.1), including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on the Existing Fund’s books. Each Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to DIT.

1.3 The Liabilities of each Existing Fund shall consist of all of such Existing Fund’s liabilities, debts, obligations (including the obligation of the Existing Fund to indemnify, defend, hold harmless, advance expenses to and/or contribute to the liability of the trustees and officers of the Existing Fund, acting in their capacities as such, to the fullest extent provide by applicable law and in the Existing Fund’s Declaration of Trust, as amended and supplemented, and By-laws), and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 4.3(e)) borne by Altegris and Destra pursuant to paragraph 7. Notwithstanding the foregoing, each Existing Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its then-current Prospectus, to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and investment contracts entered into in accordance with the terms of its then-current Prospectus, including options, futures, forward contracts, and swap agreements). At and after the Effective Time, the Liabilities of each Existing Fund shall become and be the Liabilities of the corresponding New Fund and may be enforced against such corresponding New Fund to the extent as if the same had been incurred by such New Fund.

1.4 At or before the Closing, each New Fund shall redeem the Initial Share (as defined in paragraph 6.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), each Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in each case in constructive exchange pursuant to paragraph 1.1(a), and shall completely liquidate. That distribution shall be accomplished by DIT’s transfer agent’s opening accounts on each corresponding New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional corresponding Existing Fund Shares held by such Shareholder at the Effective Time. The aggregate NAV of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the corresponding Existing Fund Shares held by such Shareholder at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on each Existing Fund’s shareholder records. DIT shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Existing Funds’ shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are transferred, as a condition of that issuance and transfer.

1.6 Any reporting responsibility of each Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of the respective Existing Fund up to and including the later of: (a) the Effective Time, or (b) the date such Existing Fund is dissolved and terminated, provided, however, that each New Fund shall be responsible for filing any tax return covering a period that includes any portion of a period after the date of the Closing.

1.7 After the Effective Time, the Existing Funds shall not conduct any business except in connection with their dissolution and termination. As soon as reasonably practicable after the distribution of the New Fund Shares pursuant to paragraph 1.4, each Existing Fund shall be terminated as a series of the Trust.

2.	VALUATION

2.1 VALUATION OF ASSETS. The value of each Existing Fund’s assets to be acquired by the corresponding New Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing date (such time and date may also be referred to as the “Valuation Date”), using the valuation procedures set forth in each Existing Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The NAV per share of the New Fund Shares of each New Fund shall be the NAV per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in each New Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of a New Fund or an Existing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of a New Fund or an Existing Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.4 DETERMINATION OF VALUE. Each Existing Fund and each New Fund agree to use all commercially reasonable efforts to resolve prior to the Effective Time any material pricing differences between the prices of portfolio securities determined in accordance with the valuation procedures of an Existing Fund and those determined in accordance with the valuation procedures of the corresponding New Fund. All computations of value shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of a Fund.

3.	CLOSING AND EFFECTIVE TIME

3.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [       ], 2024 (“Effective Time”). The Closing shall be held at Altegris’ offices or at such other place as to which the Investment Companies agree.

3.2 The Trust shall cause the custodian of each Existing Fund’s assets (“Existing Custodian”) (a) to make each Existing Fund’s portfolio securities available to DIT (or to its custodian (“New Custodian”), if DIT so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the corresponding New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Existing Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which an Existing Fund’s assets are deposited, in the case of such Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Trust shall also direct the Existing Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Existing Custodian by the Trust, the Existing Custodian has delivered all of each Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for the corresponding New Fund’s account and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to DIT that such information, as reflected on each New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Existing Custodian.

3.3 The Trust shall deliver, or shall direct its transfer agent to deliver, to DIT at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares of each Existing Fund that each such Shareholder owns, at the Effective Time, certified by the Trust’s Secretary or by its transfer agent, as applicable. DIT shall direct its transfer agent to deliver to the Trust at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on the corresponding New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Trust, that the New Fund Shares to be credited to each corresponding Existing Fund at the Effective Time have been credited to such Existing Fund’s accounts on those records.

3.4 The Trust shall deliver to DIT, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, which is being carried on each Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for each Existing Fund.

3.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President or Treasurer, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.6 If an Existing Fund is unable to make delivery pursuant to paragraph 3.2 to the New Custodian for the corresponding New Fund of any of the assets of the Existing Fund for the reason that any of such assets have not yet been delivered to it by the Existing Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Existing Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the corresponding New Fund or its custodian, including brokers’ confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Trust, on behalf of each Existing Fund, represents and warrants to DIT, on behalf of each New Fund, as follows:

(a) The Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of Delaware, as a statutory trust, and its Agreement and Declaration of Trust dated January 19, 2005, as amended (“Trust Declaration”); (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Each Existing Fund is a duly established and designated series of the Trust;

(c) The execution, delivery, and performance of this Agreement has been duly authorized at the date hereof by all necessary action on the part of the Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to each Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Trust will have good and marketable title to the Assets for each Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, DIT, on each corresponding New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) except securities that are restricted to resale by their terms;

(e) The Trust, with respect to each Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Trust Declaration or the Trust’s By-laws, as amended, dated January 19, 2005 (“Trust’s By-laws”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on any Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on any Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of each Existing Fund (other than this Agreement and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the corresponding New Fund’s assumption of any liabilities of each Existing Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights the Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) Except as disclosed in the Existing Funds’ Disclosure Schedule, attached hereto as Exhibit A, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to any Existing Fund or any of its properties or assets attributable or allocable to such Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Trust, on each Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either any Existing Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(h) Each Existing Fund’s audited financial statements as of June 30, 2023 and December 31, 2023, as applicable, are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and present fairly, in all material respects, each Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of an Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i) Since June 30, 2023 and December 31, 2023, respectively, there has not been any material adverse change in any Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by an Existing Fund of indebtedness (except indebtedness incurred in connection with investment contracts including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities that an Existing Fund holds, the discharge of an Existing Fund’s liabilities, or the redemption of Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of each Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and each Existing Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) Each Existing Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations § 301.7701-3; each Existing Fund is a “fund” (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1)); for each taxable year of its operation, each Existing Fund has met the requirements of Part I of Subchapter M of Subtitle A of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has elected to be treated as such; each Existing Fund has been eligible to and has computed its federal income tax under section 852; none of the Existing Funds has at any time since its inception been liable for, or is now liable for, any material income or excise tax pursuant to sections 852 or 4982; and none of the Existing Funds has earnings or profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Existing Funds’ shareholder records, as provided in paragraph 3.3; and no Existing Fund has outstanding any options, warrants, or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

(m) Each Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) None of the Existing Funds is under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A));

(o) The Existing Funds’ current prospectus and statement of additional information as filed on Form N-1A with the Commission (collectively, the “Prospectus”) (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p) The information furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed by DIT with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the N-14 Registration Statement (as defined in paragraph 4.3(a)) (other than written information provided by DIT for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) Each Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its Prospectus, except as previously disclosed in writing to DIT;

(r) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

(s) To the knowledge of management of each Existing Fund, there is no plan or intention by the shareholders of any Existing Fund who own five percent (5%) or more of the outstanding Existing Fund Shares, and to the best of the knowledge of management of each Existing Fund, there is no plan or intention on the part of the remaining shareholders of any Existing Fund, to sell, exchange or otherwise dispose of any of the New Fund Shares received in connection with the Reorganization (other than in the ordinary course of business).

4.2 DIT, on behalf of each New Fund, represents and warrants to the Trust, on behalf of each Existing Fund, as follows:

(a) DIT (1) is a Massachusetts business trust that is duly created, validly existing, and in good standing under the laws of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company and such registration is in full force and effect, and (3) has the power under its Declaration of Trust and By-Laws to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) At the Effective Time, each New Fund will be a duly established and designated series of DIT; no New Fund has commenced operations and will not do so until after the Closing; and, immediately before the Closing, each New Fund will be a shell series of DIT, without assets (except the amount paid for the Initial Share if they have not already been redeemed by that time), liabilities, employees or business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of operations), created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the corresponding Existing Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of DIT’s Board; and this Agreement constitutes a valid and legally binding obligation of DIT, with respect to each New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Except for the Initial Share (as defined in paragraph 6.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by any of the New Funds;

(e) No consideration other than New Fund Shares (and a New Fund’s assumption of the corresponding Existing Fund’s Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) DIT, with respect to each New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law or a material violation of DIT’s Declaration of Trust and By-Laws, or any Undertaking to which DIT, on any New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which DIT, on any New Fund’s behalf, is a party or by which it is bound;

(g) Except as disclosed in the New Funds’ Disclosure Schedule, attached hereto as Exhibit B, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to DIT’s knowledge, threatened against DIT, with respect to any New Fund or any of its properties or assets attributable or allocable to such New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and DIT, on each New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either any New Fund’s business or DIT’s ability to consummate the transactions contemplated hereby;

(h) No New Fund has filed any income tax return and each New Fund will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; each New Fund will be a “fund” (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; each New Fund expects to meet the requirements of Subchapter M for qualification as a RIC for the taxable year in which the Reorganization occurs; each New Fund will elect to be treated as such and expects to be eligible to compute its federal income tax under section 852 for such taxable year; and each New Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so compute its federal income tax, for the taxable year following that in which the Reorganization occurs;

(i) The New Fund Shares to be issued and delivered to each Existing Fund, for its Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by DIT;

(j) There is no plan or intention for any New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Immediately after the Effective Time, no New Fund will be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A));

(l) The information furnished by DIT for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and N-14 Registration Statement (other than written information provided by the Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m) At the Effective Time, the current prospectus and statement of additional information of each New Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.3 Each Investment Company, on its Funds’ behalf, represents and warrants to the other Investment Company, on its Funds’ behalf, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Funds’ behalf, except for (1) DIT’s filing with the Commission of a registration statement on Form N-1A relating to the shares of the New Funds, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) DIT’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder (the “N-14 Registration Statement”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(c) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by each New Fund and those to which the Assets are subject;

(d) None of the compensation received by any Shareholder who is an employee of a service provider to any Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e) Except as otherwise set forth herein, no expenses incurred by any Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by the corresponding New Fund, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred by a New Fund to any Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(f) No New Fund has plans or intentions to sell or otherwise dispose of any of the assets of the corresponding Existing Fund acquired in connection with the Reorganization, except for dispositions made in the ordinary course of business;

(g) Following the Reorganization, each New Fund will continue the business of operating as an open-end management investment company; and

(h) Immediately following consummation of the Reorganization, (1) the Shareholders of a New Fund will own all of that New Fund’s Shares and will own those shares solely by reason of their ownership of the corresponding Existing Fund Shares immediately before the Reorganization and (2) each New Fund will hold the same assets – except for assets used to pay Fund expenses incurred in the ordinary course of business – and be subject to the same liabilities that the corresponding Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) each Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS

5.1 The Trust covenants to call a meeting of each Existing Fund’s shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2 The Trust covenants that it will assist DIT in obtaining such information as DIT reasonably requests concerning the beneficial ownership of Existing Fund Shares.

5.3 The Trust covenants that it will turn over its books and records pertaining to each Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations of the Commission thereunder) to DIT at the Closing.

5.4 The Trust, on behalf of each Existing Fund, will provide DIT, on behalf of each New Fund, with the materials and information in connection with the N-14 Registration Statement as counsel to DIT may reasonably request and the Trust covenants to cooperate with DIT in preparing the N-14 Registration Statement in compliance with applicable federal and state securities laws.

5.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) DIT, on each New Fund’s behalf, title to and possession of all the Assets, and (b) the Trust, on each Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6 DIT covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act and the 1940 Act in order to commence and continue each New Fund’s operations after the Effective Time.

5.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company, Destra and Altegris of all its obligations to be performed hereunder at or before the Closing, (b) all representations of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

6.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by each Existing Fund’s shareholders at the Shareholders Meeting. An Existing Fund shall not be obligated to consummate this Agreement and the transactions contemplated hereby if another Existing Fund has not obtained the requisite shareholder approval with respect to that Existing Fund;

6.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement and N-14 Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

6.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4 The Investment Companies, on behalf of their respective Funds, shall have received an opinion of Faegre Drinker Biddle & Reath LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 3.5(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a) The transfer to each New Fund of the Assets of the corresponding Existing Fund in exchange solely for New Fund Shares and such New Fund’s assumption of the Liabilities, followed by the corresponding Existing Fund’s distribution of such New Fund Shares pro rata to the Shareholders in exchange for their Existing Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b) Each Existing Fund will recognize no gain or loss on the transfer of the Assets to the corresponding New Fund in exchange solely for New Fund Shares and its assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c) Each New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and such New Fund’s assumption of the Liabilities;

(d) Each New Fund’s basis in each Asset will be the same as the corresponding Existing Fund’s basis therein immediately before the Reorganization, and each New Fund’s holding period for each Asset will include the corresponding Existing Fund’s holding period therefor (except where a New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) Each Shareholder will recognize no gain or loss on the exchange of Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f) Each Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate adjusted basis in the corresponding Existing Fund Shares surrendered by the Shareholder in exchange for those New Fund Shares, and the holding period for those New Fund Shares will include, in each instance, the holding period for those corresponding Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g) The Reorganization will not result in the termination of any Existing Fund’s taxable year, and pursuant to Section 381 of the Code and Regulations thereunder, each New Fund will succeed to and take into account the items of the corresponding Existing Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed regarding (i) the federal income tax consequences of the payment of Reorganization Expenses by Altegris and Destra, except in relation to the qualification of the transfer of an Existing Fund’s Assets to the corresponding New Fund as a reorganization under Section 368(a) of the Code and (ii) any state, local or foreign tax consequences of the Reorganization;

6.5 Before the Closing, DIT’s Board shall have authorized the issuance of, and DIT shall have issued, one New Fund Share (“Initial Share”) of each New Fund to Destra or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management contract, distribution and service plan, and other agreements and plans referred to in paragraph 6.6 and to take whatever action it may be required to take as each New Fund’s sole shareholder, which Initial Share shall be repurchased by each New Fund at the Effective Time for the amount paid for it;

6.6 DIT, on each New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for each New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by DIT’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its directors who are Non-Interested Persons thereof and by Destra or its affiliate as each New Fund’s sole shareholder; and

6.7 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Funds’ shareholders’ interests.

7.	EXPENSES

With respect to the Reorganization Expenses, such fees shall be borne by Altegris and Destra. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, filing and distributing (including printing and mailing costs) each Existing Fund’s prospectus supplements relating to the Reorganization, N-14 Registration Statement and other proxy materials and each New Fund’s Registration Statement, (2) legal and accounting fees incurred by the Trust, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof). Reorganization Expenses shall be paid at or prior to Closing or on a timeline to which Altegris and Destra agree.

8.	ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY; PUBLICITY

8.1 Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing. The covenants to be performed after the Closing, and the obligations of DIT, on behalf of each New Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

8.2 Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Funds and Shareholders of its Funds and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

8.3 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as each Existing Fund and the corresponding New Fund mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [       ], 2024 or such other date as to which the Investment Companies agree; or

9.2 By the mutual consent of both Investment Companies.

In the event of termination under paragraphs 9.1 or 9.2, the directors, trustees, officers, or shareholders of either Investment Company shall have no liability to the other Investment Company. In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company shall have any liability to the other Investment Company.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding any Existing Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 6.1 and 6.4, and further provided that the Officers of each Existing Fund and the corresponding New Fund may change the Valuation Date and Effective Time through an agreement in writing without additional specific authorization by their respective Board.

11.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust, at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Attention: [       ], with copies to Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, Attention: [       ], and to DIT, 443 N. Willson Ave., Bozeman, MT, 59715, Attention: Robert Watson, with copies to Faegre Drinker, Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103- 6996, Attention: Joshua Deringer.

13.	MISCELLANEOUS

13.1 This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than DIT, on each New Fund’s behalf, or the Trust, on each Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.3 Notice is hereby given that DIT’s Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and this instrument is executed and delivered on behalf of each Investment Company’s directors/trustees solely in their capacities as directors/trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its directors, trustees, officers, shareholders, or series other than its respective Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such Fund (“Fund Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or each of its Funds’ behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those directors, trustees, officers, or shareholders.

13.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

Northern Lights Fund Trust, on behalf of each Existing Fund

By:
Name:
Title:

Destra Investment Trust, on behalf of each New Fund

By:
	Name:	Robert Watson
	Title:	President

Solely for purposes of paragraph 7,

Destra Capital Advisors LLC

By:
Name:
Title:

Solely for purposes of paragraph 7,

Altegris Advisors, LLC

By:
Name:
Title:

Schedule A

EXISTING/ACQUIRED FUNDS (each Existing/Acquired Fund is a series of Northern Lights Fund Trust)	NEW/ACQUIRING FUNDS (each New/Acquiring Fund is a series of Destra Investment Trust)
Altegris/AACA Opportunistic Real Estate Fund	Destra AACA Opportunistic Real Estate Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class I Shares	Class I Shares
Altegris Futures Evolution Strategy Fund	Destra Futures Evolution Strategy Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class I Shares	Class I Shares

Exhibit A

Acquired Funds’ Disclosure

Schedule

Altegris/AACA Real Estate Fund has been named as a defendant in the following matters:

[NONE]

Altegris Futures Evolution Strategy Fund has been named as a defendant in the following matters:

[NONE]

Exhibit B

Acquiring Funds’ Disclosure Schedule

●	NONE

APPENDIX B

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Acquired Funds and the Acquiring Funds have identical fundamental investment policies. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Each of the Funds may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that such Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the “SEC”) or its staff.

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that such Fund has an asset coverage of 300% for all borrowings and repurchase commitments of such Fund pursuant to reverse repurchase transactions.

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude a Fund from obtaining such short-term repurchase credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) by virtue of disposing of portfolio securities).

4.

Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry (except all real estate industry in the case of the Real Estate Fund) or group of industries (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities). Each Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular “industry” or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. Under normal market conditions, the Real Estate Fund will invest over 25% of its assets in the securities of companies in the real estate industry.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that a Fund may purchase and sell futures contracts and options to the fullest extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission (the “CFTC”), invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities.

B-1

The following restrictions are non-fundamental and may be changed without a shareholder vote.

Each Fund may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest in securities of other investment companies except as permitted under the 1940 Act.

The Acquiring Funds may not:

1.	Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of a Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, such Fund’s investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of such Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders.

The Acquired Funds may not:

1.

Acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) after the acquisition. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund is subject to the guidelines set forth in the Trust’s liquidity risk management program, which define the term “illiquid security” as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund assets are illiquid, the Fund’s investment adviser(s) will reduce illiquid assets within a reasonable time period such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders.

The Real Estate Fund may not:

1.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Real Estate Fund except as may be necessary in connection with borrowings described in fundamental limitation (2) on the prior page. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	80% Investment Policy. The Real Estate Fund has adopted an 80% investment policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of “real estate” companies and “real estate related” companies, as defined in its then-current Prospectus, under normal market conditions. Shareholders will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

The Evolution Strategy Fund may not:

1.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (2) above describing the fundamental restrictions. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. Such margin deposits, security interest, liens and collateral arrangements plus any Fund assets mortgaged, pledged, hypothecated or transferred may not exceed 33⅓% of a Fund’s total assets.

B-2

APPENDIX C

SHAREHOLDER POLICIES AND PROCEDURES

Destra Investment Trust

The information below is extracted from the preliminary prospectus for the Acquiring Funds and discloses the Acquiring Funds’ policies and procedures related to purchasing, redeeming and exchanging Acquiring Funds shares.

Purchases

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts. Generally, purchases of Class I shares may only be made through financial intermediaries and by certain investors. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf. As discussed further in the section entitled “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund. When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For more information about the Fund’s policy on frequent trading, refer to the section entitled “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. In addition to your full name and date of birth, you will be required to provide your Social Security number and permanent street address to assist in verifying your identity. Some financial intermediaries may also require that you provide other documents that help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares and Class C shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum. Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information. Accounts that are a part of certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

There is a $100,000 minimum investment requirement for institutional investors purchasing Class I shares. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers and employees of Destra and its affiliates, as well as trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Destra representative at 877-772-5838. There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs. For additional information, contact your intermediary, plan sponsor or administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account. The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

There is a $500,000 maximum on any single purchase of Class C shares. For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify. Contact your financial intermediary or a Destra representative, if applicable, for details. Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below. The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary. The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and above	None	None	None

(1)	Offering Price includes the initial sales charge.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances. For example, when purchasing new Class A shares or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or in certain other Destra Funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above. The circumstances under which you may combine such ownership of shares and purchases are described below. If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary. Different financial intermediaries may impose different sales charges. Please refer to the Appendix A for the sales charge or contingent deferred sales charge waivers or discounts that are applicable to each financial intermediary.

Class A shares may be offered without an initial sales charge under any of the following conditions:

●	purchases of $1 million or more;

●	purchases (a) for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases, (b) by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Destra Capital Investments, or (c) for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed;

●	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

●	purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with Destra Capital Investments to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

●	purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Destra Capital Investments specifically for such purchases;

●	registered representatives and other employees of financial intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; or

●	purchases by (i) directors, officers and employees of the Adviser and its affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a fund in the fund complex as described in the SAI, including retired persons who formerly held such positions and immediate family members of such purchasers. (Immediate family members are defined as spouses, domestic partners, parents, and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. These other accounts may include the accounts described in the section below entitled “Aggregating Accounts.” It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of funds in the fund complex then held by you, or held in accounts identified in the section entitled “Aggregating Accounts.” In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the letter. In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single-participant retirement accounts. To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Conversion of Class C Shares to Class A Shares

Investors whose accounts are held at the Fund’s transfer agent are eligible to hold Class C shares of the Fund only until the month of the 10-year anniversary of the purchase date. In the month of the 10-year anniversary of the purchase date, the Fund will convert such an investor’s Class C shares into Class A shares. This conversion will not be subject to any sales charge, fee, or other charge, and will be based on the relative NAVs of the two classes in question. The Internal Revenue Service currently takes the position that such conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of instructing the Fund to continue to convert your Class C shares of the Fund to Class A shares of the Fund at the anniversary date described above. This optional conversion would also be based on the relative NAVs of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Investors holding Class C shares of the Fund through a financial intermediary in “street name” may be subject to different eligibility requirements regarding the holding of Class C shares of the Fund. In this regard, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shares of the Fund may be converted to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares. To the extent a financial intermediary’s policies provide for no such conversion, or for a conversion schedule that extends beyond the month of the 10-year anniversary of the purchase date, investors holding Class C shares through such financial intermediary may be disadvantaged relative to investors holding Class C shares either at the Fund’s transfer agent or through another financial intermediary. Because Class C shares pay higher ongoing asset-based distribution and shareholder servicing fees than Class A shares, financial intermediaries may have a conflict of interest in establishing their relevant conversion schedules and eligibility requirements.

Exchanges

Contact your financial intermediary (the Fund’s transfer agent at 877-772-5838 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds. As with any investment, be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts). Exchanges are subject to the following conditions:

●	You may generally exchange shares of the Fund for shares of the same class of any other fund in the family of funds offered through your financial intermediary or qualified plan.

●	You must meet the minimum investment amount for the Fund.

●	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

●	The exchange privilege is not intended as a vehicle for short-term or frequent trading. The Fund may suspend or terminate your exchange privilege if you make more than one round-trip in the Fund in a 30-day period and may bar future purchases in the Fund or other funds in the fund complex. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

●	Under limited circumstances, exchanges between certain classes of shares of the same Fund may be permitted. Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund. Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with Destra Capital Investments. An exchange of shares for another class of shares of the same fund is generally a non-taxable transaction.

Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds. Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the fund complex will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to the section entitled “Redemptions.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions

Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and as described above. It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares. Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class C shares, will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account. The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Shareholders receiving securities in-kind bear the market risk of those securities until they are able to convert the securities to cash and also face the risk that a received security may be illiquid and cannot be quickly sold.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC for Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account. Certain other terms and conditions, including minimum amounts, may apply. Contact your financial intermediary, or a Fund representative for Class I shares, for details. Not all financial intermediaries offer this plan.

Class C Shares CDSC

A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of Class C shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class C shares. Among others, these include:

●	The death or disability of an account owner and to honor a qualified domestic relationships order (“QDRO”);

●	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;

●	Retirement accounts taking required minimum distributions;

●	The redemption of Class C shares acquired through reinvestment of Fund dividends or distributions;

●	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class C shares during the period during which the CDSC applied;

●	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or

●	If a financial intermediary elects not to receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue, where an agreement is in place between the financial intermediary and Destra.

To keep the CDSC as low as possible, Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a onetime right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).

SHAREHOLDER POLICIES AND PROCEDURES

Northern Lights Fund Trust

The information is extracted from the prospectus for the Acquired Funds and discloses the Acquired Funds’ policies and procedures related to purchasing, redeeming and exchanging Acquired Funds shares.

HOW TO PURCHASE SHARES

Share Classes

The Acquiring Funds’ Prospectus describes the following share classes offered by the Fund: Class A, Class C and Class I. Under the Prospectus, the Fund offers four classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees and minimum initial investment. Class A shares pay an annual distribution fee of 0.25% of average daily net assets attributable to those share classes, and Class C shares pay an annual distribution fee of up to 1.00% of average daily net assets attributable to that share class – for distribution and shareholder servicing expenses pursuant to the Trust’s Master Distribution and Shareholder Servicing Plans adopted pursuant to Rule 12b-1. Class I shares do not pay such fees. Class A shares are subject to a sales load on all purchases of up to 5.75%; Class C shares are subject to a contingent deferred sales load of 1.00%; and Class I shares are not subject to a sales charge. For information on ongoing distribution fees, see Distribution (12b-1) and Shareholder Servicing Fees of the Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution and/or shareholder servicing fees of 0.25% on an annualized basis of the average daily net assets of Class A shares. The 12b-1 fees are accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund, unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

●	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor),

●	shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs, and

●	shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

●	Current and retired directors and officers of the Fund, or the Adviser, or any of their subsidiaries or affiliates, or their families (e.g., spouse, children, mother or father).

●	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

●	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

●	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

In addition, the Fund and the Adviser may also waive the sales charges for other investor types and under other circumstances at their discretion. The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

The availability of certain sales charge waivers and discounts to Class A Shares of the Fund will depend on whether you purchase your Class A Shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. Please see below and Appendix A attached to the prospectus regarding variations in sales loads offered by certain intermediaries. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.

Sales Charge Waivers or Discounts on Class A Shares available at Merrill Lynch

Effective April 10, 2017, shareholders purchasing Class A Shares of the Fund through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged for Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
There will be no CDSC charged on the sale of Fund shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in the prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Class A Shares of the Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than disclosed elsewhere in the Prospectus.

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;

●	Shares purchased through a Morgan Stanley self-directed brokerage account;

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program;

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class C Shares

Class C shares of the Fund are offered at its NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Fund’s distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial Investment the Class C shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $250. Class I shares are offered to investment and institutional clients of the Fund’s Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform. Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of the Prospectus. Any such exchange is subject to the Fund’s discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section for the Fund in the Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address, addressed to the appropriate Fund:

via Regular Mail: [ALTEGRIS FUND] c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	or Overnight Mail: [ALTEGRIS FUND] c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or electronic payment returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-772-5838 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Purchase Online: Once the account is established, additional purchases can be made via Automated Clearing House (ACH) using a pre-established bank account by logging into the online portal. Please call the Fund at 1-877-772-5838 for assistance establishing your online account.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-772-5838 for more information about the Fund’s Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund in which you choose to invest. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after the close will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good Order” means your purchase request includes:
●	the name of the Fund and share class,
●	the dollar amount of shares to be purchased,
●	a completed purchase application or investment stub, and
●	check payable to the applicable Fund.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-877-772-5838 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Inactive Accounts: If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund:

via Regular Mail: [ALTEGRIS FUND] c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	or Overnight Mail: [ALTEGRIS FUND] c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

The Fund typically expects that it will take up to 7 days following the redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-772-5838. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: You may participate in the Funds’ systematic withdrawal plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make systematic withdrawals by transfer of any amount on specified days of each month into your established bank account. Please contact the Funds at 877-772-5838 for more information about the Funds’ Systematic Withdrawal Plan.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order”. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in “Good Order”, the following conditions must be satisfied:
●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
●	the request must identify your account number;
●	the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
●	if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	You request a redemption to be made payable to a person not on record with the Fund,

●	you request that a redemption be mailed to an address other than that on record with the Fund,

●	the proceeds of a requested redemption exceed $50,000,

●	any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $2,500, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

APPENDIX D

INVESTMENT ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT made this 11th day of February, 2021, by and between DESTRA INVESTMENT TRUST, a Massachusetts business trust (the “Trust”), and DESTRA CAPITAL ADVISORS LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust intends to offer shares in multiple series, as to which this Agreement may hereafter be made applicable and set forth on Schedule A hereto (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

WHEREAS, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

W i t n e s s e t h:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

5. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund’s portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

6. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees have approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

The Adviser further agrees that it:

(a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c) will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust;

(d) will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

11. This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

12. This Agreement may be amended or modified only by a written instrument executed by both parties.

13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

14. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

15. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Trust, for the enforcement of any claims.

16. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

DESTRA INVESTMENT TRUST

By:	/s/ Robert Watson
Robert Watson
Title:	President

APPENDIX E

INVESTMENT SUB-ADVISORY AGREEMENT

This Agreement is made as of this 6th day of May, 2024 by and among Destra Investment Trust (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra AACA Opportunistic Real Estate Fund (the “Fund”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”) and registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”), and American Assets Capital Advisers, LLC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust, on behalf of the Fund, has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust, on behalf of the Fund, and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Trust, on behalf of the Fund, and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund (the “Services”) for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, including by the terms of this Agreement or another writing, have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

2. Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees (the “Board of Trustees”) and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22417) (the “Registration Statement”) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing. In the performance of its duties, the Sub- Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing. The Trust, Fund or Adviser has provided the Sub- Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub- Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub- Adviser or its affiliates, if in the Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each and consistent with the Sub-Adviser’s fiduciary obligations to the Fund, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities in which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Sub- Adviser’s written proxy voting policies and procedures, as communicated by the Sub-Adviser to the Adviser and Fund in writing. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Board of Trustees or the Trust’s Chief Compliance Officer (as determined under the Fund’s compliance policies) has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a) will conform in all material respects to all applicable rules and regulations of the SEC and comply in all material respects with all policies and procedures adopted by the Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(b) will report to the Adviser and to the Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Board of Trustees; and

(c) will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund or promptly destroy any such records upon the reasonable request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 under the Investment Advisers Act of 1940, as amended, the Sub- Adviser’s internal recordkeeping policies and procedures, or other applicable law. Notwithstanding anything else to the contrary herein, and for the avoidance of doubt, the Sub-Adviser hereby is granted a perpetual, non-exclusive, royalty-free license to use (including, but not limited to, in marketing) the investment performance and track record of the assets in the Fund for which it provides the Services (such assets being referred to herein as the “Allocated Assets”). In conjunction with such license, the Sub-Adviser shall be entitled to use the name of the Fund and the Trust. Further, for the avoidance of doubt, in conjunction with such license, the Sub-Adviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Allocated Assets and the Fund.

3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding, without limitation, the expenses of the Fund (including, by way of example and without limitation, the cost of securities and other assets purchased for the Fund and brokerage commissions, if any, incurred in the purchase or sale thereof as well as any consulting fees or legal expenses incurred by the Sub-Adviser in connection with its management of the Fund). The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub- advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund. The Management Fee shall be payable monthly in arrears on or about the first day of each month during the term of this Agreement. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of the Management Fee.

6. Services to Others. The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub- investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7. Limitation of Liability and Indemnification.

(a) The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the fullest extent permitted by applicable law, the Trust, Fund and Adviser, severally and jointly, shall indemnify the Sub-Adviser, its affiliates and the officers, directors, members, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office; provided that to the extent that the Trust or the Fund has indemnified an indemnitee, the Adviser shall contribute a portion of the amount paid by the Trust or the Fund as shall be appropriate to reflect the relative fault of the Trust or the Fund, on the one hand, and the Adviser, on the other hand, in causing the act or omission that resulted in the indemnification payment. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund, the Adviser, or any indemnitee may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund or the Adviser will be asked to provide indemnification, except with the Fund’s and the Adviser’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund and not against the assets of any other investment series of the Trust.

(c) Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing. If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Fund. In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees. After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

(d) Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(e) The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any indemnitee.

8. Term; Termination; Amendment. This Agreement shall become effective on the date first written above, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided, provided that it has been approved: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated by the Adviser or the Sub-Adviser at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon 60 days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the Management Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

9. Compliance Certification. From time to time as requested by the Trust, Fund or Adviser, the Sub- Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or Adviser. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

10. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:

Destra Capital Advisors LLC 443 N. Willson Ave Bozeman, MT 59715 Email: legal@destracapital.com	American Assets Capital Advisers, LLC 3430 Carmel Mountain Rd., Suite 150 San Diego, CA 92121 Email: jschwartz@aaimllc.com

11. Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

14. Amendments. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

15. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the SEC, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

16. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

17. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

Remainder of page left intentionally blank. Signature page follows.

In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By:	Robert Watson
Title:	President

DESTRA INVESTMENT TRUST, on behalf of the Destra AACA Opportunistic Real Estate Fund

By:	Robert Watson
Title:	President

AMERICAN ASSETS CAPITAL ADVISERS, LLC

By:	Burland B. East III
Title:	Chief Executive Officer

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED OCTOBER 4, 2024

PART B

Statement of Additional Information

Altegris/AACA Opportunistic Real Estate Fund

Altegris Futures Evolution Strategy Fund

Each a series of Northern Lights Fund Trust

1200 Prospect Street, Suite 400

La Jolla, CA 92037

877-772-5838

INTO

Destra AACA Opportunistic Real Estate Fund

Destra Futures Evolution Strategy Fund

Each a series of Destra Investment Trust

443 N. Willson Ave.
Bozeman, Montana, 59715

[       ], 2024

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus dated [       ], 2024 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund , each a series of Northern Lights Fund Trust that will be held on December 11, 2024. A copy of the Proxy Statement/Prospectus is available by calling Okapi Partners, our proxy solicitation firm, toll-free at (888) 785-6617 and a representative will be happy to assist you.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganizations will occur in accordance with the terms of the Agreement and Plan of Reorganization.

i

GENERAL INFORMATION

This SAI relates to the proposed reorganization of Altegris/AACA Opportunistic Real Estate Fund and Altegris Futures Evolution Strategy Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of Northern Lights Fund Trust, into a corresponding newly-created series (each, an “Acquiring Fund” or “Fund” and collectively, the “Acquiring Funds” or the “Funds”) of Destra Investment Trust (“DIT”). The proposed reorganization involves (i) the sale of all of the assets of the Acquired Funds to the corresponding Acquiring Funds and the assumption of all of the liabilities of the Acquired Funds by the corresponding Acquiring Funds in exchange for shares of the Acquiring Funds; and (ii) the subsequent pro rata distribution of the shares of the Acquiring Funds to the corresponding Acquired Funds’ shareholders in complete liquidation of the Acquired Funds (the “Reorganizations”).

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

incorporation of documents by reference

This SAI incorporates by reference the following documents:

1.	Altegris/AACA Opportunistic Real Estate Fund’s Statement of Additional Information dated April 29, 2024, as amended (previously filed on EDGAR, Accession No. 0001580642-24-002289).

2.	Altegris Futures Evolution Strategy Fund’s Statement of Additional Information dated October 30, 2023, as amended (previously filed on EDGAR, Accession No. 0001580642-23-005726).

3.

The audited financial statements and related report of the independent registered public accounting firm included in Altegris/AACA Opportunistic Real Estate Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2023, as amended (previously filed on EDGAR, Accession No. 0001580642-24-001549).

4.

The audited financial statements and related report of the independent registered public accounting firm included in Altegris Futures Evolution Strategy Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2024, as amended (previously filed on EDGAR, Accession No. 0001580642-24-005351).

5.

The unaudited financial statements included in Altegris/AACA Opportunistic Real Estate Fund’s Semi-Annual Report to Shareholders for the semi-annual period ended June 30, 2024 (previously filed on EDGAR, Accession No.0001580642-24-005329).

6.

The unaudited financial statements included in Altegris Futures Evolution Strategy Fund’s Semi-Annual Report to Shareholders for the semi-annual period ended December 31, 2023 (previously filed on EDGAR, Accession No. 0001580642-2-001564).

Information relating to the Acquiring Funds is not incorporated by reference into this SAI. Rather, a description of DIT and the Acquiring Funds is contained in this SAI.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganizations because the Acquired Funds are being reorganized into series with no assets and liabilities that will commence investment operations upon completion of the Reorganizations and continue the operation of the Acquired Funds. The Acquiring Funds will adopt the financial statements and financial history of the Acquired Funds upon consummation of the Reorganizations.

description of DIT and the acquiring fund

DIT is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). DIT was organized as a Massachusetts business trust on May 25, 2010. The Board of Trustees of DIT (the “Board” or “Trustees”) is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are two series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares and Class I shares.

Each class of shares represents an interest in the same portfolio of investments of the applicable series fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. When issued for payment as described in the Proxy Statement/Prospectus, shares of DIT will be fully paid and non-assessable.

DIT is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of each DIT series fund have the right to call a special meeting to remove trustees or for any other purpose. To the extent required by law, DIT will assist in shareholder communication in such matters.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of DIT contains an express disclaimer of shareholder liability for acts or obligations of DIT and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by DIT or the trustees. DIT’s Declaration of Trust further provides for indemnification out of the assets and property of DIT for all losses and expenses of any shareholder held personally liable for the obligations of DIT. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and DIT or the Fund itself was unable to meet its obligations. DIT believes the likelihood of the occurrence of these circumstances is remote.

This SAI pertains only to the shares of the Acquiring Funds. Destra Capital Advisors LLC (the “Adviser” or “Destra”) serves as the investment adviser to the Funds. American Assets Capital Advisers, LLC (“AACA” or the “Sub-Adviser”) serves as a sub-adviser to Altegris/AACA Opportunistic Real Estate Fund (the Adviser and Sub-Adviser, collectively, the “Advisers”). Each Fund has registered multiple classes of shares, which have not commenced operations as of the date of the SAI.

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

The Funds’ objectives and policies, except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Destra AACA Opportunistic Real Estate Fund’s (the “Destra Real Estate Fund”) investment objective is to provide total return through long term capital appreciation and current income. The Destra Futures Evolution Strategy Fund’s (the “Destra Evolution Strategy Fund”) investment objective is to seek long term capital appreciation.

The Proxy Statement/Prospectus discusses the investment objectives of the Funds and the principal investment strategies to be employed to achieve the objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies. The Funds expect to invest in a broad range of securities (subject to the Funds’ principal investment strategies). The particular types of securities and the percentage of the Funds’ assets invested in each type will vary depending on where the Adviser sees the most opportunities at the time of investment. Below under the heading “Investment Strategies and Risks” is a description of the different types of securities in which the Funds may invest and certain of the risks relating to those securities.

FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

The Funds have adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the outstanding shares or (ii) 67% or more of each Fund’s shares present at a shareholder meeting if more than 50% of each Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board without the approval of shareholders.

Each of the Funds may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that such Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the “SEC”) or its staff.

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that such Fund has an asset coverage of 300% for all borrowings and repurchase commitments of such Fund pursuant to reverse repurchase transactions.

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude a Fund from obtaining such short-term repurchase credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) by virtue of disposing of portfolio securities).

4.

Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry (except all real estate industry in the case of the Destra Real Estate Fund) or group of industries (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities). Each Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular “industry” or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. Under normal market conditions, the Destra Real Estate Fund will invest over 25% of its assets in the securities of companies in the real estate industry.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that a Fund may purchase and sell futures contracts and options to the fullest extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission (the “CFTC”), invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities.

The following restrictions are non-fundamental and may be changed without a shareholder vote.

Each Fund may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest in securities of other investment companies except as permitted under the 1940 Act.

3.	Acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) after the acquisition. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund is subject to the guidelines set forth in the Trust’s liquidity risk management program, which define the term “illiquid security” as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund assets are illiquid, the Fund’s investment adviser(s) will reduce illiquid assets within a reasonable time period such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders.

The Destra Real Estate Fund may not:

1.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Destra Real Estate Fund except as may be necessary in connection with borrowings described in fundamental limitation (2) on the prior page. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	80% Investment Policy. The Destra Real Estate Fund has adopted an 80% investment policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of “real estate” companies and “real estate related” companies, as defined in its then-current Prospectus, under normal market conditions. Shareholders will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

The Destra Evolution Strategy Fund may not:

1.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (2) above describing the fundamental restrictions. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. Such margin deposits, security interest, liens and collateral arrangements plus any Fund assets mortgaged, pledged, hypothecated or transferred may not exceed 33⅓% of a Fund’s total assets.

INVESTMENT STRATEGIES AND RISKS

The following supplements the descriptions of the Acquiring Funds’ principal investment objectives and strategies as described in the Proxy Statement/Prospectus and also includes descriptions of certain types of investments that may be made by the Acquiring Funds but are not principal investment strategies. For purposes of this section only, the Funds are collectively referred to as “the Fund” unless otherwise stated or noted.

Equity Securities

Equity securities in which the Fund may invest include preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Currency Risk

The Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

High-Growth Companies

The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs. In addition, companies in which the Fund invests could be adversely affected by the lack of commercial acceptance of a new product or products or by technological change and obsolescence. Many of these companies may participate in undeveloped or limited markets, have limited products, rely on proprietary technology that may be difficult to protect from competitors, have no proven profit-making history, operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses.

Credit Risk

There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond. There is a risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security. A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

The market value of fixed income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks, and thus are subject to equity security risks, especially when their conversion value is greater than the interest and principal value of the bond. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Real Estate Investment Trusts (Destra Real Estate Fund only)

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Sponsored Depositary Receipts

American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. The Fund may invest in sponsored ADRs, which are established jointly by a depositary and the underlying issuer. ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. The Fund may also invest in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. The Fund may also purchase ETFs and other funds that invest in emerging market securities.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, but provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

However, as described above, the Fund may enter into many different types of transactions, including for example reverse repurchase agreements or mortgage dollar rolls, that can be viewed as constituting a form of borrowing or of a financing transaction by the Fund (i.e., a “senior security”), but to the extent the Fund covers its commitment under such transactions, equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Derivative Instruments

The Fund expects to use a number of derivative instruments as part of its investment strategies. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Adviser / Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may utilize options contracts, swap transactions and forward currency contracts.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

●	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

●	Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Certain derivatives can become illiquid due to exchange-imposed price fluctuation limits.

●	Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

●	Operational and Legal Risk: The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.

Credit Default Swaps. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index; or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

Forward Trading

The Fund may trade in spot and forward contracts on currencies. The trading of over-the-counter instruments subjects the Fund to a variety of risks including: 1) counterparty risk; 2) basis risk; 3) interest rate risk; 4) settlement risk; 5) legal risk; and 6) operational risk. Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Securities of Other Investment Companies

The Fund may invest in other investment companies, including open-end funds (mutual funds), closed-end funds, ETFs, business development companies (“BDCs”) and unit investment trusts (also referred to as “Underlying Funds”). The 1940 Act provides that the Fund may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limitation”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limitation”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation pursuant to Section 12(d)(1)(F), provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and the Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees. Moreover, other investment companies are subject to their own specific risks, depending on the nature of strategies they pursue.

Closed-End Investment Companies. The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, NASDAQ and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or Sub-Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

BDCs. BDCs are publicly-traded closed-end funds that seek capital appreciation and income by investing in smaller companies during their initial stages of development. With respect to investments in BDCs, the Funds plan to invest only in publicly traded BDCs.

A BDC may invest in the equity and debt securities of smaller and developing companies as well as companies that are experiencing financial crises (“Portfolio Companies”). Investments in smaller and developing Portfolio Companies involve a greater risk of loss due to their youth and limited track records and are more susceptible to competition and economic and market changes due to limited products and market shares. Because Portfolio Companies may have limited capital resources, there is also a greater risk of default on debt securities issued and non-payment of dividends on any preferred and common stock issued. Portfolio Companies may also not be able to secure required financing thus potentially limiting the growth and success of these companies. Investments in Portfolio Companies typically have limited liquidity and a BDC may not be able to liquidate investments in Portfolio Companies at their perceived value and may not be able to reduce its exposure to such investments during adverse market or economic conditions. A BDC also may not be able to make investments in Portfolio Companies pursuant to reasonable terms due to the competitive market environment in which such companies operate. A BDC may use leverage (e.g. borrowing and the issuance of debt and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s NAV to decline or if related interest payments exceed investment income. A BDC may also not be able to make desired investments in Portfolio Companies if credit is not available due to, for example, disruptions in the credit markets, thus limiting the growth and success of the BDC.

Exchange Traded Funds. ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. In some cases, an ETF may seek to replicate the performance of a particular index by identifying and holding only a subset of the securities in the index or by holding one or more derivative instruments related to the index. In such cases, an investment in the ETF is subject to the risk that the replication strategy used by the ETF will fail to accurately track the performance of the index. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks of that sector.

The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear. The market price of an ETF may be different from the NAV of such ETF (i.e., an ETF may trade at a discount or premium to its NAV) and the Fund’s performance may be adversely affected by such a differential. ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives.

Initial Public Offerings (IPOs) and Special Purpose Acquisition Corporations (SPACs) (Destra Real Estate Fund only)

The Fund may invest in IPOs, including the purchase of shares in IPOs of SPACs, and in companies (including SPACs) that have recently completed an IPO. SPACs are companies that may be unseasoned and lack a trading or operational history, a track record of reporting to investors, and widely available research coverage. IPOs are often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO. In addition, IPOs may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower-rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower-rated securities.

High yield, high risk investments may include the following:

●	Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

●	Zero-coupon debt securities. These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

●	Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

●	Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act, usually to a relatively small number of institutional investors.

●	Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

●	Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

●	Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

●	Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed-income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae” or “FNMA”) and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing

Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae and Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates (PCs), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages that collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inverse Floaters. Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as LIBOR or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage and is considered to be a form of borrowing by the Fund.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or the Value Line Composite Index or a narrower market index, such as the S&P 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the Pacific Stock Exchange and NASDAQ PHLX.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser (or Sub-Adviser) to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

The staff of the SEC has taken the position that purchased dealer options are illiquid investments. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid investments. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. This protection is provided only during the life of the spread options.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects a Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

When Issued, Forward Commitment and Delayed Settlement Purchases

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act “) (which was passed into law in July 2010), and related regulatory developments could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Sub-Adviser Risks (Destra Real Estate Fund Only)

If the Sub-Adviser manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies. Also, the Sub-Adviser manages other accounts. This increases the competition for the same trades that the Fund may make. There is no assurance that the Fund’s trading will generate the same results as any other accounts managed by the Sub-Adviser.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or the Sub-Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid investments. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

In addition, to the extent that the Fund enters into repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset segregation requirements under Section 18 of the 1940 Act.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s NAV and may be viewed as a form of borrowing by the Fund.

Illiquid and Restricted Investments

The Fund may invest up to 15% of its net assets in illiquid investments in accordance with the Liquidity Rule. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A and the PORTAL Alliance have produced enhanced liquidity for many restricted securities. The PORTAL Alliance is an open, industry-wide platform to facilitate over-the-counter trading of 144A equity securities and is intended to enhance the liquidity and transparency of 144A equity securities by creating a source for indicative quotes, trade reporting and issuer information for 144A equity securities.

Under guidelines adopted by the Board, the Adviser or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser (or Sub-Adviser) to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of securities loaned; (3) the Fund will receive any interest or dividends received on the loaned securities; and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer.

Positions in shorted securities and derivatives are speculative and riskier than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. The Fund’s ability to cover its short positions may be impacted by negative market events, exposing the Fund to significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Portfolio Turnover Rates

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

Active and Frequent Trading

Executing the strategies of the Fund may from time to time require frequent trading by the Fund, resulting in substantial brokerage commissions and other transaction fees and expenses. These expenses must be offset by investment gains in order for the Fund to be profitable. Furthermore, because the Sub-Adviser may utilize “soft dollars” to pay research and brokerage expenses to the extent that the Sub-Adviser believes it is consistent with the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser has an incentive to trade the Fund’s assets in higher volumes than the Sub-Adviser otherwise would. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of each Fund’s portfolio holdings and to ensure that the disclosure of information is in the best interests of such Fund’s shareholders. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on each Fund’s publicly accessible website, destracapital.com. Each Fund’s top 10 portfolio holdings or issuer information is available monthly with a minimum lag time of 10 calendar days. A Fund generally makes available complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days. The Funds provide other portfolio information (including percentages and other portfolio data and portfolio statistics) monthly with a minimum lag time of 10 calendar days. Additionally, each Fund publishes on the website other portfolio characteristics monthly on a 15-day lag. This information will remain available on the website at least until each Fund files with the SEC its Forms N-CSR or N-PORT for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on each Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to such Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, each Funds may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its Adviser and, if applicable, Sub-Adviser, independent registered public accounting firm (Cohen & Company, Ltd.), custodian (UMB Bank N.A.), financial printer (Empire Filings and Toppan Merrill), proxy voting service(s), legal counsel to the Fund (Faegre Drinker Biddle & Reath LLP) and legal counsel to the Independent Trustees (Davis Graham & Stubbs LLP).

The Adviser and, if applicable, Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Board upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of such Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of each Fund and its Adviser and, if applicable, Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with such Fund’s policy. Reports are made to the Board on an annual basis.

There is no assurance that a Fund’s policies on portfolio holdings information will protect such Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

MANAGEMENT OF DIT

The management of DIT, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board. DIT has four trustees all of whom are not “interested persons” as defined in Section 2(a)(19) under the 1940 Act (referred to herein as “Independent Trustees”). The names, business addresses and years of birth of the trustees and executive officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of DIT are trustees of five Destra-sponsored open-end funds (the Funds, each of which there is currently no active series and Destra Flaherty & Crumrine Preferred and Income Fund, each a series of DIT), two Destra-sponsored closed-end funds (the BlueBay Destra International Event-Driven Credit Fund and the Destra Multi-Alternative Fund) and the Destra Exchange-Traded Fund Trust, of which there is currently no active series (collectively, the “Destra Funds” or the “Fund Complex”). The address for each Trustee is c/o Destra Investment Trust, 443 N. Willson Ave., Bozeman, MT, 59715.

Trustees and Executive Officers

The Trustees and executive officers of DIT, their ages, business addresses and principal occupations during the past five years are set forth below.

Name and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Independent Trustees:
John S. Emrich, CFA Birth year: 1967	Trustee	Term - Indefinite Length of Service - Since 2014	Financial Advisor, self-employed, Red Earth Finance LLC (January 2018 to present), Mortgage Banker, The Mortgage Company (2018 to 2021).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); ArrowMark Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth year: 1952	Trustee	Term - Indefinite Length of Service - Since 2014	Private Investor, (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	Trustee	Term - Indefinite Length of Service - Since 2017	Retired (2014-present).	4	None
Nicholas Dalmaso(2) Birth year: 1965	Trustee, Chairman of the Board	Term - Indefinite Length of Service - Since 2010	General Counsel of EquityBee, Inc. (2022 to present); Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 - 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 - 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 - 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).	4	Milliman Variable Insurance Trust (2 portfolios); Flaherty and Crumrine Investment Company Boards (5 listed closed-end funds)

(1)	The “Fund Complex” consists of the BlueBay Destra International Event-Driven Credit Fund; the Destra Multi-Alternative Fund; the Funds (each of which there is currently no active series) and Destra Flaherty & Crumrine Preferred and Income Fund, each of these being a series of the Destra Investment Trust; and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.
(2)	Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 Act) because of his former position with the Fund’s previous investment adviser. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

Each trustee serves for the lifetime of DIT until removal, resignation or retirement and his or her successor is elected.

The following persons serve as the Fund’s executive officers in the following capacities:

Officers of the DIT

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2016	Partner & head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to 2020).

Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present).

Jake Schultz Birth year: 1996	Secretary since 2021	Partner, Director, Portfolio Oversight & Analytics (2021 to present); Director, Product Management (2020 to 2021); Product Analyst (2018 to 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.

Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020	Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).

Ken Merritt Birth year: 1961	Assistant Secretary since 2021	Partner & Director, Product Management & Development (2021 to present); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director, Fund Operations, Priority Income Fund (2018 to 2019), Destra Capital Management LLC; Managing Director, External Wholesaler (2012 to 2018), Destra Capital Management LLC.

Randi Roessler Birth year: 1981	Chief Compliance Officer since 2023	Director, PINE Advisor Solutions (March 2023-present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018-2023).

The address for each executive officer is 443 N. Willson Ave., Bozeman, MT, 59715.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Destra Funds, including the duties performed for the Fund by Destra, the investment adviser. The officers of DIT hold the same positions with the other Destra Funds as they hold with DIT.

The management of the Funds, including general supervision of the duties performed for the Funds under the Investment Management Agreement between the DIT, on behalf of a Fund, and the Adviser, is the responsibility of the Board. The Board sets broad policies for the Funds, chooses DIT’s officers and hires each Fund’s investment adviser, sub-adviser and other service providers. The officers of DIT manage the day-to-day operations and are responsible to the Board, which is composed of four Independent Trustees. Nicholas Dalmaso serves as the Chairman of the Board of the Destra Funds. Robert Watson serves as the President and Chief Executive Officer of the Destra Funds. The Board does not currently have a lead independent trustee, and each Independent Trustee plays an active role on the Board.

Annually, the Board reviews its governance and committee structures, their performance and functions and review any processes that would enhance Board governance over each Fund’s business. The Board has determined that its leadership structure is appropriate based on the characteristics of the Destra Funds as a whole.

The Board has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds’ activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board acts by majority vote of all the trustees, including a majority vote of the Independent Trustees if required by applicable law.

The two standing committees of the DIT are the Nominating and Governance Committee and the Audit Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board. Messrs. Emrich, Erickson, Dalmaso and Murphy are members of the Nominating and Governance Committee. If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Fund shall mail such recommendation to Jake Schultz, Secretary, at the Funds’ address, 443 N. Willson Ave., Bozeman, MT, 59715. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal years ended December 31, 2023 and June 30, 2024, the Nominating and Governance Committee met once for each fiscal year.

The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Emrich, Erickson and Murphy serve on the Audit Committee. During the last fiscal years ended December 31, 2023 and June 30, 2024, the Audit Committee met three and four times, respectively.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk, including oversight of any sub-adviser, is performed primarily at the Board level in conjunction with the Adviser’s Investment Committee and DIT’s Chief Compliance Officer (“CCO”). The Adviser’s Investment Committee reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to sub-advisers and their operations and processes. The Board reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs. The Audit Committee reviews with Destra the Funds’ major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Board is responsible for all pricing and valuation matters and delegates the day-to-day pricing and valuation obligations to the Adviser’s Investment Committee. The Board oversees the pricing agents and actions by the Adviser’s Investment Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. As a result of the foregoing and other factors, each Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations and other individual characteristics and traits in the aggregate. Each trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from Destra and any sub-adviser, underwriter or other service provider, including any affiliates of these entities.

For each current trustee, each of the qualifications and attributes described in this section entitled “Management” above and in the paragraphs below have led to the Board’s conclusion that, as of the date of this SAI, each trustee qualified to serve as a trustee of DIT. References to the experiences, qualifications, attributes and skills of Board members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of Meridian Fund, Inc. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Michael S. Erickson. Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly ten years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company. Mr. Erickson also currently serves as a director of Meridian Fund, Inc., an open-end registered investment company. He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Operating and Chief Financial Officer for several companies. Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business.

Jeffrey S. Murphy. Mr. Murphy has significant experience in the investment management and financial services industry. Mr. Murphy held numerous positions during his 20-year tenure at Affiliated Managers Group, Inc., including in operations, finance and capital development areas. Mr. Murphy also held positions on the executive board and mutual fund board of trustees for several Affiliated Managers Group, Inc. affiliates.

Nicholas Dalmaso. Nicholas Dalmaso is an accomplished Senior Executive and Legal Professional with more than 25 years of success spanning financial services, investments, banking, and fin-tech. His broad areas of expertise include corporate governance, regulatory compliance, litigation, asset and investment management, business development, strategy, and securities law. Throughout his executive career, he has held leadership positions with M1 Holdings, Destra Capital Management, Claymore Group, Nuveen Investments, and Van Kampen Investments.

Compensation of Trustees

Trustees who do not also serve in an executive officer capacity for the Fund, Destra or any sub-adviser are entitled to receive from the Fund an annual cash retainer.

In consideration of the services rendered by the Independent Trustees, the Fund Complex pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for his services in this capacity. Each fund in the Fund Complex pays or paid a portion of the retainer received by each Trustee, which is allocated annually across the Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year.

The Fund also reimburses each of the Trustees for all reasonable and authorized business expenses in accordance with each Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

The following table provides information (including reimbursement for travel and out-of-pocket expenses) for the past fiscal years ended December 31, 2023 and June 30, 2024. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex*
John S. Emrich, Trustee	None	None	None	$39,000
Michael S. Erickson, Trustee	None	None	None	$39,000
Jeffrey S. Murphy, Trustee	None	None	None	$39,000
Nicholas Dalmaso, Trustee	None	None	None	$46,000

*	The term “Fund Complex” as used here refers to the Funds (each of which there is currently no active series)) and Destra Flaherty & Crumrine Preferred and Income Fund, each of the forgoing a series of the DIT; the Destra Multi-Alternative Fund; the BlueBay Destra International Event-Driven Credit Fund; and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

Share Ownership

As of December 31, 2023, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John S. Emrich	None	None
Michael S. Erickson	None	None
Jeffrey S. Murphy	None	None
Nicholas Dalmaso	None	None

As of December 31, 2023, none of the Independent Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Prior to the date of this SAI, no shares of the Funds were outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

The Funds’ have retained Destra, located at 443 N. Willson Ave. Bozeman, MT, 59715, to serve as investment adviser. Destra, is operated by Destra Capital Management LLC and has responsibility for the overall management of the Funds. It is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds.

For the management services provided by Destra, the Funds have agreed to the following adviser fees:

Destra Real Estate Fund	Annual advisory fee equal to 1.30% of the Fund’s average daily net assets on a monthly basis.
Destra Evolution Strategy Fund	Annual advisory fee is 1.15% of the Fund’s average daily net assets.

Destra has agreed to contractually waive its advisory fee and/or assume the other expenses in order to limit the total annual fund operating expenses of each Fund to certain limits until two years from the date of the reorganization, and will automatically continue in effect for successive twelve-month periods thereafter. Any waiver or reimbursement by the Adviser with respect to each Fund is subject to repayment by such Fund within three years from the date of the waiver, provided that such Fund is able to make the repayment without causing that Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the repayment, and the repayment is approved by the Board.

The Acquired Funds paid Altegris Advisors, L.L.C. (the investment adviser to the Acquired Funds) (“Altegris”) the following fees for the following fiscal years:

	Fiscal Year Ended December 31,
Altegris/AACA Opportunistic Real Estate Fund	2023	2022	2021
Gross Management Fees Accrued	$2,729,845	$5,716,184	$8,859,980
Management Fees Waived	$183,322	$44,986	$3,774
Management Fees Paid to Adviser	$2,546,523	$5,671,198	$8,856,206

	Fiscal Year Ended June 30,
Altegris Futures Evolution Strategy Fund	2024	2023	2022
Gross Management Fees Accrued	$691,884	$1,241,846	$1,628,018
Management Fees Waived	$309,353	$288,278	$255,113
Management Fees Paid to Adviser	$382,531	$953,568	$1,372,905

The Sub-Adviser

American Assets Capital Advisers, LLC

The Adviser has (i) engaged American Assets Capital Advisers, LLC (as previously defined, “AACA”), to serve as sub-adviser to the Destra Real Estate Fund. AACA is owned by Soledad Realty Capital, Inc. and American Assets Investment Management, LLC, and indirectly controlled by Burland B. East III and Ernest Rady, by virtue of his control of the Ernest Rady Trust.

AACA is responsible for selecting investments and assuring that investments are made according to the relevant Destra Real Estate Fund’s investment objective(s), policies and restrictions.

The Sub-Advisory Agreement provides that AACA will formulate and implement a continuous investment program for the Destra Real Estate Fund, in accordance with that Fund’s objective(s), policies and limitations and any investment guidelines established by the Adviser. AACA will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Destra Real Estate Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. AACA is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the respective Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and AACA, AACA is entitled to receive an annual sub-advisory fee on its portion of the Destra Real Estate Fund’s average daily net assets. AACA is paid by the Adviser, not the Destra Real Estate Fund.

The Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or AACA on 60 days written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

CODE OF ETHICS

DIT, the Adviser, the Distributor and, if applicable, the Sub-Advisers have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser, Distributor and the Sub-Advisers to invest in securities that may be purchased or held by the Funds.

PORTFOLIO MANAGERS

The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of December 31, 2023.

Other Accounts Managed by the Portfolio Managers

Each table below identifies the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, this information is provided as of December 31, 2023.

Destra Real Estate Fund

BURLAND B. EAST III Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$60	1	$60
Other Pooled Investment Vehicles	1	$2	1	$2
Other Accounts	2	$132	1	$12

CREEDE MURPHY Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$60	1	$60
Other Pooled Investment Vehicles	1	$2	1	$2
Other Accounts	2	$132	1	$12

Destra Evolution Strategy Fund(1)

MATTHEW OSBORNE Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$3.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1)	Information provided as of June 30, 2024.

Portfolio Manager Compensation

The Sub-adviser portfolio managers are paid a base salary and may receive a discretionary bonus depending on, among other things, the financial results of the Advisers. For services as portfolio manager to the Destra Real Estate Fund, Mr. East is compensated through a combination of salary and future profitability of AACA’s real estate related strategies.

Matthew Osborne, in addition to being the portfolio manager to the Destra Evolution Strategy Fund, is a partial equity owner of the parent company to Altegris. As such, he is compensated primarily through ownership distributions from the Altegris’ parent company and may receive additional compensation dependent on the future profitability of the Adviser and its affiliates.

Potential Conflicts of Interest

The investment strategies of the Funds and other accounts managed by the portfolio managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Funds and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

There may be circumstances under which the portfolio managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Funds’ assets that the portfolio manager commits to such investment. There also may be circumstances under which the portfolio managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for a Fund, or purchase or sell an investment for a Fund and do not purchase or sell the same investment for the other accounts. It is generally the Adviser’s policy that investment decisions for all accounts that a portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Funds and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Funds and other clients of the Adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute.

Portfolio Manager Securities Ownership.

No shares of the Funds were outstanding as the Funds have not commenced operations prior to the date of this SAI.

THE DISTRIBUTOR

Shares of the Funds are offered on a continuous basis through Destra Capital Investments LLC, located at 443 N. Willson Ave., Bozeman, MT, 59715 (the “Distributor”), a wholly-owned subsidiary of Destra Capital Management LLC, which serves as the principal underwriter of the shares of each Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with DIT (the “Distribution Agreement”). Pursuant to the Distribution Agreement, DIT appointed the Distributor to be its agent for the distribution of the Funds’ shares on a continuous offering basis.

The cash-compensation rate at which the Distributor’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Funds, for which it receives a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of DIT for the Funds. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. The Distributor receives for its services the excess, if any, of the sales price of the Funds’ shares less the NAV of those shares, and remits a majority or all of such amounts to the Dealers who sold the shares; the Distributor may act as such a Dealer. The Distributor also receives compensation pursuant to a distribution plan adopted by DIT pursuant to Rule 12b-1 under the 1940 Act and described herein under “Rule 12b-1 Plan.” The Distributor receives any CDSCs imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to the Distributor pursuant to the distribution plan.

Rule 12b-1 Plan

As described in the Proxy Statement/Prospectus, each Fund has adopted a Rule 12b-1 plan (collectively, the “12b-1 Plan”) for certain of its share classes. The 12b-1 Plan, among other things, permits Class A and Class C shares to pay the Distributor a service fee at annual rates not exceeding 0.25% and 1.00, respectively, of the assets of such shares as compensation for its services as principal underwriter of the shares of such classes. Pursuant to Rule 12b-1 under the 1940 Act, the 12b-1 Plan (together with the Distribution Agreement) was approved by the Funds’ Board, including a majority of the Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the 12b-1 Plan or the Distribution Agreement. The principal types of activities for which payments under the 12b-1 Plan may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan recordkeeping. Payments under the 12b-1 Plan also may be made for activities such as advertising, printing and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Board believes that the 12b-1 Plan benefits the Funds by increasing net sales of the Funds (or reducing net redemptions), potentially allowing a Fund to benefit from economies of scale.

The 12b-1 Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The 12b-1 Plan may be amended by vote of the relevant Trustees, including a majority of the relevant independent Trustees, cast in person at a meeting called for that purpose. Any change in the 12b-1 Plan that would materially increase the fees payable thereunder by the relevant class of shares of a Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Funds’ Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Funds’ Adviser and Sub-Advisers, subject to the Board’s continuing oversight.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at destracapital.com/strategies/literature, by calling 844-9DESTRA (933-7872) or by accessing the SEC’s website at https://www.sec.gov.

COMPUTATION OF NET ASSET VALUE

As described in the Proxy Statement/Prospectus under the heading “Determination of Net Asset Value”, the NAV of the shares of each class of the Fund is determined once each day the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., Eastern Time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and non-U.S. markets are generally valued at the closing sale prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the OTC markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the OTC markets are generally valued at their closing bid prices. Non-U.S. securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith pursuant to procedures adopted by the Board (the “Valuation Procedures”). The Board has delegated to the Adviser, as the Fund’s valuation designee (in this capacity, “Valuation Designee”), to perform the daily valuation of such investments, subject to oversight of the Board. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain non-U.S. exchanges and the NYSE, then that security may be valued in good faith under the Valuation Procedures.

Trading in securities on European and Far Eastern securities exchanges and OTC markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various non-U.S. markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the non-U.S. portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

PURCHASE AND REDEMPTION OF SHARES

The methods of buying and selling shares of the Funds are described in the Funds’ Proxy Statement/Prospectus. As stated in the Proxy Statement/Prospectus, shares of the Funds may be purchased at NAV by various persons associated with DIT, the Adviser, certain firms providing services to DIT or affiliates thereof for the purpose of promoting good will with employees and others with whom DIT has business relationships, as well as in other special circumstances. Shares are offered to other persons at NAV in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

TAX CONSIDERATIONS

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Proxy Statement/Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussions here and in the Proxy Statement/Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Proxy Statement/Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Funds generally are exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Funds must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its respective gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which each Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which each Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that each Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its respective investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Funds intend to comply with these requirements. If any Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, a Fund could be disqualified as a regulated investment. If for any taxable year any of the Funds were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of such Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

A Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of December 31, 2023 for the Destra Real Estate Fund and as of June 30, 2024 for the Destra Evolution Strategy Fund, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital losses may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gains distributions.

	Destra Real Estate Fund	Destra Evolution Strategy Fund
Short-Term	$45,095,610	$9,885,495
Long-Term	$59,651,763	$25,448,528
Total	$104,747,373	$35,334,023

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Funds, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Funds to recognize taxable income prior to the receipt of cash, thereby requiring the Funds to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Funds invest, the Funds may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Funds do not elect to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Funds expect to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisers are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities and the allocation of portfolio brokerage and principal business. It is the policy of the Advisers to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Advisers or the Fund. The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreements provide that such higher commissions will not be paid by the Fund unless the Advisers determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the Sub-Advisory Fee paid by Destra to either Sub-Adviser under their respective Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Advisers of research services.

The Advisers places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisers in servicing all of its accounts; not all of such services may be used by the Advisers in connection with the Fund. The Advisers believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Advisers believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Advisers seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by the Advisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Acquired Funds for the specified periods.

Altegris/AACA Opportunistic Real Estate Fund	Aggregate Amount of Brokerage Commissions
For fiscal year ended December 31, 2023	$326,578
For fiscal year ended December 31, 2022	$769,267
For fiscal year ended December 31, 2021	$708,730

Altegris Futures Evolution Strategy Fund	Aggregate Amount of Brokerage Commissions
For fiscal year ended June 30, 2024	$0
For fiscal year ended June 30, 2023	$0
For fiscal year ended June 30, 2022	$0

Payments to financial intermediaries based on transactional charges may include the payment or reimbursement of all or a portion of “networking fees.” Networking fees are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of networking fees creates an incentive for salespersons of an intermediary to sell shares of Destra Funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time.

The following table sets forth the aggregate amount of networking fees paid to broker-dealer firms with respect to the sale of Acquired Fund shares for the specified periods.

Altegris/AACA Opportunistic Real Estate Fund	Name	Amount of Compensation Paid
For twelve months ended December 31, 2023	Charles Schwab & Co.	$55,881
	LPL Financial, LLC	$15,443
	Morgan Stanley	$11,432
	MSCS Financial Services	$24,439
	National Financial Services	$50,226
	Pershing	$2,959
	RBC Capital Markets Corp.	$7,686
	TD Ameritrade	$7,431
	Wells Fargo Clearing Services	$276
	Total	$175,773

During the last fiscal year, the Destra Real Estate Fund did not hold securities of a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act.

Altegris Futures Evolution Strategy Fund	Name	Amount of Compensation Paid
For twelve months ended December 31, 2023	American Enterprise Investment Services, Inc.	$17
	Charles Schwab & Co.	$7,686
	LPL Financial, LLC	$20,063
	Morgan Stanley	$582
	MSCS Financial Services	$1,160
	National Financial Services	$11,393
	Pershing	$2,963
	RBC Capital Markets Corp.	$2,691
	TD Ameritrade	$9,951
	Wells Fargo Clearing Services	$102
	Total	$56,608

During the last fiscal year, the Destra Evolution Strategy Fund did not hold securities of a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act.

Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. All such transactions are reported to and reviewed by the Board on a regular basis.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of each Fund’s total portfolio market value that was purchased or sold during the period. Each Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Funds’ expenses) may affect the Funds’ performance. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Funds. See “Portfolio Transactions and Brokerage” above.

The portfolio turnover for the Acquired Funds for each Fund’s two most recent fiscal years are listed below. Portfolio turnover rates for a Fund may vary greatly from year to year as well as within a particular year.

	2023	2022
Altegris/AACA Opportunistic Real Estate Fund(1)	54%	42%

	2024	2023
Altegris Futures Evolution Strategy Fund(2)	63%	42%

(1)	December 31 fiscal year end.
(2)	June 30 fiscal year end.

OTHER INFORMATION ABOUT THE ACQUIRING FUNDS

CUSTODIAN

The custodian of the assets of the Funds is UMB Bank N.A. (the “Custodian”). The custodian performs custodial services.

COUNSEL

Faegre Drinker Biddle & Reath LLP serves as counsel to DIT, and is located at One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, independent registered public accounting firm, has been selected as auditors for DIT. In addition to audit services, Cohen & Company, Ltd. may provide assistance on other non-audit accounting, tax and related services for DIT.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Administrator” or “Ultimus”) serves as administrator pursuant to a Fund Administration and Accounting Agreement between DIT and Ultimus dated March 13, 2024, as amended. UMB, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative services and valuation and computation services for the Funds.

No administration fee information is provided since the Funds had not commenced operations prior to the date of this SAI.

Previous Administrator and Transfer Agent. Ultimus also served as the administrator, fund accountant and transfer agent to the Acquired Funds. Ultimus received fees from the Acquired Funds pursuant to its services agreements with the Acquired Funds.

Ultimus received the following fees from the Acquired Funds during the past three fiscal years:

Altegris/AACA Opportunistic Real Estate Fund

	2023	2022	2021
Administration	$189,081	$314,683	$503,821
Fund Accounting	$27,447	$45,112	$79,289
Transfer Agent	$73,716	$95,201	$150,572

Altegris Futures Evolution Strategy Fund

	2024	2023	2022
Administration	$63,513	$100,527	$94,916
Fund Accounting	$18,096	$23,146	$28,632
Transfer Agent	$52,780	$56,300	$56,257

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Acquired Funds’ Annual Report to Shareholders for the fiscal years ended December 31, 2023 or June 30, 2024 (as applicable) (collectively, the “Annual Report”) and the unaudited financial statements and notes thereto in the Acquired Funds’ Semi-Annual Report to Shareholders for the fiscal periods ended December 31, 2023 or June 30, 2024 (as applicable) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by [       ], the Acquired Funds’ independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements included in the Annual Report have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report and Semi-Annual Report may be obtained at no charge by calling 800-292-6775.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. DCA will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

For certain Destra Funds, DCA may be required to vote proxies for our clients. The Sub-Adviser, which selects the individual companies that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Adviser and Sub-Adviser to make decisions on casting proxy votes. For Funds in which the Sub Advisor has proxy voting responsibilities, the Sub Adviser will follow their own proxy voting procedures, with periodic oversight of the Sub Adviser by DCA.

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

With respect to the Investment Funds, the Adviser generally does not transact securities transactions on behalf of the Investment Funds except for its allocation (and subsequent subscriptions and redemptions) into each Investment Fund’s respective Underlying Fund(s). These Underlying Funds are privately offered securities. Once allocated, the Adviser does not exercise discretion with respect to the underlying investments purchased by the private investment fund managers of the Underlying Funds in which the Investment Funds invest. Therefore, it is anticipated that the managers of the Underlying Funds will vote all proxies. However, should an Investment Fund be put in a position to vote a security, the Adviser will adhere to this Proxy Voting Policy.

With respect to the Advisory Funds, the Adviser generally delegates voting responsibility to the sub-advisor for each respective fund, except where noted. However, should a sub-adviser not be in a position to vote a proxy relating to a security held by an Advisory Fund, the Adviser stands prepared, upon notice and in accordance with applicable proxy voting policies, to take the necessary action. The Adviser will review and maintain a record of the sub-adviser’s policies, procedures, and reporting provided to the Board with respect to related matters, including the Form N-PX. The Adviser will review its operations at least annually to confirm compliance with its policies and procedures.

●	All proxies sent to Clients that are actually received by the Adviser (to vote on behalf of the Client) will be provided to the Proxy Voting Committee.

●	The Proxy Voting Committee will generally adhere to the following procedures (subject to limited exception).

●	A written record of each proxy received by the Adviser (on behalf of its Clients) will be kept in the Adviser’s files;

●	The Proxy Voting Committee will determine which of the Adviser’s Clients holds the security to which the proxy relates;

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●	Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

●	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will vote the proxy in accordance with the guidelines set forth below. The Proxy Voting Committee will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a material conflict of interest related to the proxy in question between Adviser and its Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any business or personal relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a Client of the Adviser.

If a conflict is identified and deemed “material” by the Proxy Voting Committee, the Adviser may resolve such conflicts in a variety of ways. In most cases, to the extent that there is little or no discretion to deviate from the Advisory Funds’ policies and procedures on the proposal in question, proxies will be voted in accordance with such pre-determined guidelines. In other situations, the Proxy Voting Committee may (a) defer to the voting recommendation of either a non-conflicted party or an independent third-party proxy voting service provider; (b) in consultation with legal counsel determine the appropriate method to resolve the conflict of interest; or (c) vote pursuant to client direction. The method selected may vary depending upon the facts and circumstances of each situation. Examples of material conflicts of interest include, but are not limited to: a situation where the adviser provides significant investment advisory or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

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Proxy Voting Guidelines

Proxy proposals received by the Adviser that relate to matters involving Clients’ accounts or investments will be reviewed to determine the relevance of issues presented by the proxies, and the materiality of those issues to Clients. Such determinations will be made by the Proxy Voting Committee, or by a department head or other person (a “Designated Officer”) having delegated authority from the Proxy Voting Committee to make such determinations. The Proxy Voting Committee or a Designated Officer will then: (1) vote the proxy (or determine not to cast a vote) consistent with his, her, or their professional investment judgment as to what course of action best serves the financial and economic interests of Clients affected by the proxy; or (2) instruct an underlying Sub-Adviser, manager or custodian of Clients’ assets, as applicable, regarding how to vote the proxy (or not to cast a vote) consistent with his, her, or their professional investment judgment as to what course of action best serves the financial and economic interests of Clients affected by the proxy.

As a matter of general policy, the Adviser is likely to vote against any management proposals from publicly held companies that may, if passed, serve to insulate companies from the discipline of the market, from accountability to shareholders or from prudent regulatory compliance. Although each proxy may present unique issues requiring special consideration, the Adviser’s policies with respect to typical categories of proxies received from time to time in connection with Clients’ investments are set out below.

Operational Proposals. Proxies that relate to this category of proposals are a standard and necessary aspect of business operations of companies in which the Adviser may invest, and often may not have a significant effect on the value of the investment. Factors that may be considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices. If the Adviser determines to vote such proxies relating to operational proposals, it generally will be inclined to support company management in such matters, unless in the professional judgment of the Proxy Voting Committee or a Designated Officer the particular proposals to be voted on appear not to be in the best interests of Clients. Operations related proposals often relate to matters including, but not limited to: (1) name changes; (2) election of directors; (3) ratification of auditors; (4) maintenance of directors and officer’s indemnification and liability policies; or (5) ratification of employee stock purchase or ownership plans.

Changes in Corporate Structure or Status. Proxies relating to this category of proposals typically involve changes in status, ownership or classes of securities of a corporation, such as proposals regarding: (1) mergers, acquisitions, and restructurings; (2) reincorporations; or (3) changes in capitalization. Proxies falling within this category for which the Adviser determines to cast a vote will be reviewed by the Proxy Voting Committee or a Designated Officer, and voted, on a case-by-case basis taking into account all relevant facts and circumstances surrounding each such proposal.

Shareholder Democracy. The Adviser generally will be inclined to support proposals that enhance shareholder democracy, and vote against proposals that attempt to materially limit shareholder democracy or restrict the ability of Clients to realize the value of their investments. Proposals that restrict shareholder democracy may include, for example, proposals endorsing or facilitating: (1) unreasonable increases in indemnification or liability protections for directors and officers; (2) authorization of additional outstanding causing unfair dilution to existing shareholders’ interests; or (3) altered corporate structure or change in corporate domicile disadvantageous to the economic interests of shareholders.

Executive Compensation. The Adviser believes generally that reasonable compensation is appropriate for directors, executives and employees of companies in which the Adviser invests on behalf of Clients. Compensation should be used as an incentive to align the interests of the involved parties with the long-term financial success of a company but should not be excessive or utilized in a way that compromises independence or creates conflicts of interest. The Adviser will review any proxy proposals relating to executive compensation for which it determines to cast a vote on a case-by-case basis in light of these general principles and the relevant facts and circumstances surrounding each such proposal.

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Other Matters. Other categories of proxy proposals include those that address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, the Adviser will review each issue on a case-by-case basis in accordance with these Proxy Voting Policies to determine what will best benefit the financial and economic interests of any Clients affected by each such proposal.

Clients will be provided with contact information as to how they can obtain information about: (1) the Adviser’s proxy voting procedures (i.e., a copy of these procedures); and (2) how the Adviser voted proxies that are relevant to the affected Client.

Record Keeping Requirements

The Proxy Voting Committee will be responsible for maintaining files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Adviser casts;

4.	A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

5.	A copy of each written request for information on how the Adviser voted such Client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of Clients.

Enhanced Reporting of Proxy Votes and Form N-PX

(Effective Date July 1, 2024)

Managers and funds are required to file their first reports on amended Form N-PX by August 31, 2024, with these reports covering the period of July 1, 2023, to June 30, 2024.

The Securities and Exchange Commission adopted rule and form amendments to:

●	Enhance the information registered funds currently report on Form N-PX about their proxy votes; and

●	Require institutional investment managers to report on Form N-PX how they voted proxies relating to certain executive compensation matters, or “say-on-pay” votes, as required by the Dodd-Frank Act.

Investment managers hold substantial proxy voting power that can influence the outcome of matters that public companies submit for shareholder voting. The amendments will increase the consistency and usefulness of proxy voting on Form N-PX and assist investors in assessing how the investment manager is voting proxies by standardizing the information presented and adding additional disclosure for say-on-pay votes.

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“Say-on-pay” votes include the following:

●	Periodic advisory votes on the approval of executive compensation

●	Votes on the frequency with which those advisory votes should occur, and

●	Votes to approve “golden parachute” compensation in connection with mergers and acquisitions.

To determine whether the Firm “exercised voting power” over a security and thus must report a “say-on-pay” vote on Form N-PX, the following conditions both must be true:

●	The Firm has the power to vote, or direct the voting of, a security.

●	The Firm “exercises” this power to influence a voting decision for the security, i.e. following through and casting a vote or directing a vote to be cast.

The Firm will monitor proxy votes as they are solicited for votes related to executive compensation. Should the Firm discover such a solicitation AND cast a vote on such a solicitation, the Firm shall make a “say-on-pay” report on Form N-PX.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

[1]	A long-term rating can also be used to rate an issue with short maturity.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

DESTRA INVESTMENT TRUST

FORM N-14

PART C: OTHER INFORMATION

Item 15. INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

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Item 16. EXHIBITS

(a)(1)	Declaration of Trust of the Registrant is incorporated by reference to Exhibit (a) to Registrant’s Registration Statement on Form N-1A (Reg. No. 811-22417) as previously filed on May 25, 2010.

(a)(2)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest is to be filed by amendment.

(b)	Amended By-Laws of the Registrant are incorporated by reference to Exhibit (b) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2015.

(c)	Not applicable.

(d)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to each Combined Proxy Statement/Prospectus and incorporated herein by reference.

(e)	Not applicable.

(f)(1)(a)	Investment Management Agreement (Destra Granahan Small Cap Advantage Fund) between Registrant and Destra Capital Advisors LLC is incorporated by reference to Exhibit (d)(1)(a) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on November 24, 2021.

(f)(1)(b)	Amended and Restated Schedule A to the Investment Management Agreement between Registrant and Destra Capital Advisors LLC is filed herewith.

(f)(2)	Investment Management Agreement (Destra Flaherty & Crumrine Preferred and Income Fund) between Registrant and DFC Preferred Advisors LLC is incorporated by reference to Exhibit (d)(1)(b) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on November 24, 2021.

(f)(3)	Investment Sub-Advisory Agreement among Registrant, on behalf of Destra Flaherty & Crumrine Preferred and Income Fund, DFC Preferred Advisors LLC and Flaherty & Crumrine Incorporated is incorporated by reference to Exhibit (d)(3) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on November 24, 2021.

(f)(4)	Investment Sub-Advisory Agreement among Registrant, on behalf of Destra Granahan Small Cap Advantage Fund, Destra Capital Advisors LLC and Granahan Investment Management, LLC (formerly, Granahan Investment Management, Inc.) is incorporated by reference to Exhibit (d)(4) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on November 24, 2021.

(f)(5)	Investment Sub-Advisory Agreement among Registrant, on behalf of Destra AACA Opportunistic Real Estate Fund, Destra Capital Advisors LLC and American Assets Capital Advisers, LLC is filed herewith.

(g)(1)	Distribution Agreement between Registrant and Destra Capital Investments LLC is incorporated by reference to Exhibit (e)(1) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on November 24, 2021.

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(g)(2)	Amendment to the Distribution Agreement between Registrant and Destra Capital Investments LLC is to be filed by amendment.

(h)	Not applicable.

(i)(1)	Custody Agreement between UMB Bank N.A. and Registrant is incorporated by reference to Exhibit (g)(1) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2019.

(i)(2)

Amendment to the Custody Agreement between UMB Bank N.A. and Registrant is incorporated by reference to Exhibit (g)(3) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on July 24, 2019.

(i)(3)	Amended and Restated Appendix B to the Custody Agreement between UMB Bank N.A. and Registrant is to be filed by amendment.

(j)(1)	Amended and Restated Distribution and Shareholder Servicing Plan to be filed by amendment.

(j)(2)	Amended and Restated Multiple Class Plan is to be filed by amendment.

(k)	Opinion and Consent of Counsel Regarding the legality of securities being offered is to be filed by amendment.

(l)	Form of Opinion and Consent of Counsel regarding tax matters is to be filed by amendment.

(m)(1)	Transfer Agency Agreement between UMB Fund Services, Inc. and Registrant is incorporated by reference to Exhibit (h)(1) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2019.

(m)(2)	Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and Registrant is incorporated by reference to Exhibit (h)(2) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 28, 2019.

(m)(3)(a)	Form of Expense Reimbursement, Fee Waiver and Recovery Agreement (Destra Granahan Small Cap Advantage Fund) between Registrant and Destra Capital Advisors LLC is incorporated by reference to Exhibit (h)(3)(a) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 26, 2024.

(m)(3)(b)

Form of Expense Reimbursement, Fee Waiver and Recovery Agreement (Destra Flaherty & Crumrine Preferred and Income Fund) between Registrant and DFC Preferred Advisors LLC is incorporated by reference to Exhibit (h)(3)(b) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 26, 2024.

(m)(3)(c)	Form of Management Fee Reduction Commitment is incorporated by reference to Exhibit (h)(3)(c) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on January 26, 2024.

(m)(3)(d)

Expense Reimbursement, Fee Waiver and Recovery Agreement (Destra AACA Opportunistic Real Estate Fund and Destra Futures Evolution Strategy Fund) between Registrant and Destra Capital Advisors LLC is to be filed by amendment.

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(m)(4)	Amended and Restated Schedule A to the Transfer Agency Agreement between UMB Fund Services, Inc. and Registrant is incorporated by reference to Exhibit (h)(6) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on July 24, 2019.

(m)(5)

Amended and Restated Schedule A to the Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and Registrant is incorporated by reference to Exhibit (h)(7) to Registrant’s Registration Statement on Form N-1A (Reg. No. 333-167073) as previously filed on July 24, 2019.

(m)(6)	Master Services Agreement between Ultimus Fund Solutions, LLC (Destra AACA Opportunistic Real Estate Fund and Destra Futures Evolution Strategy Fund) and Registrant is to be filed by amendment.

(n)	Consent of Independent registered Public Accounting Firm to be filed by amendment.

(o)	Not applicable.

(p)	Powers of Attorney are filed herewith.

(q)	Proxy Card is to be filed by amendment.

(r)	Not applicable.

Item 17. UNDERTAKINGS

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Bozeman and State of Montana on October 4, 2024.

DESTRA INVESTMENT TRUST
(Registrant)

By:	/s/ Robert Watson
Robert Watson
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert Watson	President	October 4, 2024
Robert Watson

/s/ Derek Mullins	Chief Financial Officer	October 4, 2024
Derek Mullins

*John S. Emrich	Trustee	October 4, 2024
John S. Emrich

*Michael S. Erickson	Trustee	October 4, 2024
Michael S. Erickson

*Jeffery S. Murphy	Trustee	October 4, 2024
Jeffery S. Murphy

*Nicholas Dalmaso	Trustee	October 4, 2024
Nicholas Dalmaso

*By:	/s/ Robert Watson
Robert Watson
Attorney-in-Fact

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FORM N-14

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
(f)(1)(b)	Amended and Restated Schedule A to the Investment Management Agreement between Registrant and Destra Capital Advisors LLC

(f)(5)	Investment Sub-Advisory Agreement among Registrant, on behalf of Destra AACA Opportunistic Real Estate Fund, Destra Capital Advisors LLC and American Assets Capital Advisers, LLC

(p)	Powers of Attorney

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